AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON APRIL 11, 2023

1933 Act Registration File No.: 333-264478

1940 Act File No.: 811-23793

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑
Pre-Effective Amendment No. ___	☐
Post-Effective Amendment No. 74	☑
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑
Amendment No. 77	☑

TIDAL TRUST II

(Exact Name of Registrant as Specified in Charter)

234 West Florida Street, Suite 203

Milwaukee, WI 53204

(Address of Principal Executive Offices, Zip Code)

(Registrant’s Telephone Number, including Area Code) (844) 986-7676

The Corporation Trust Company

1209 Orange Street

Corporation Trust Center

Wilmington, DE 19801

(Name and Address of Agent for Service)

Copies to:

Eric W. Falkeis Tidal ETF Services LLC 234 West Florida Street, Suite 203 Milwaukee, WI 53204	Domenick Pugliese Sullivan & Worcester LLP 1633 Broadway, 32nd Floor New York, NY 10019

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☑	on April 21, 2023 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485

Explanatory Note: This Post-Effective Amendment No. 74 to the registration statement of Tidal Trust II (the “Trust”) is being filed to respond to Staff comments with respect to the registration of the Veridien Climate Action ETF as a new series of the Trust and to make other permissible changes under Rule 485(b).

CLIA	Veridien Climate Action ETF

listed on NYSE Arca, Inc.

PROSPECTUS

April 21, 2023

THIS ETF IS DIFFERENT FROM TRADITIONAL ETFs

Traditional ETFs tell the public what assets they hold each day. This ETF will not. This may create additional risks for your investment. For example:

●	You may have to pay more money to trade the ETF’s shares. This ETF will provide less information to traders, who tend to charge more for trades when they have less information.

●	The price you pay to buy ETF shares on an exchange may not match the value of the ETF’s portfolio. The same is true when you sell shares. These price differences may be greater for this ETF compared to other ETFs because it provides less information to traders.

●	These additional risks may be even greater in bad or uncertain market conditions.

The differences between this ETF and other ETFs may also have advantages. By keeping certain information about the ETF secret, this ETF may face less risk that other traders can predict or copy its investment strategy. This may improve the ETF’s performance. If other traders are able to copy or predict the ETF’s investment strategy, however, this may hurt the ETF’s performance.

For additional information regarding the unique attributes and risks of the ETF, see the section titled Additional Information About the Fund - The Verified Intraday Indicative Value below.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

VERIDIEN CLIMATE ACTION ETF - FUND SUMMARY

Investment Objective

The Veridien Climate Action ETF (the “Fund”) seeks long-term growth of capital by investing in public companies with technologies and business models that contribute to climate change mitigation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.85%

(1)	Based on estimated amounts for the current fiscal year

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$87	$271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in equity securities (or corresponding American Depositary Receipts (“ADRs”)) of U.S. and foreign companies, whose activities, business models, or products make a substantial contribution to mitigating climate change. The Fund invests in ADRs to gain exposure to foreign companies, which may include those based in both developed and emerging markets. The Fund may invest in exchange-traded ADRs only if they trade on a U.S. exchange contemporaneously with the Fund’s shares.

The Fund’s sub-adviser, Veridien Global Investors LLC (the “Sub-Adviser”) uses proprietary industry research and a proprietary valuation analysis process to evaluate companies that are candidates for the Fund’s portfolio. The Sub-Adviser employs a multi-step investment process to construct the Fund’s portfolio.

The Fund’s initial universe of candidates includes over ten thousand micro-, small-, mid-, and large-capitalization companies. A micro-capitalization company has a total market capitalization of $300 million or less.

Step 1 (Eligibility for Climate Change Mitigation Objective): From this initial universe, the Sub-Adviser’s methodology requires that a target company is active in a business activity that contributes to mitigating climate change. Examples of such business activities include, but are not limited to, conservation forestry, restoration of wetlands, manufacture of renewable energy technologies, manufacture of low carbon technologies for transport, manufacture of batteries, electricity generation from renewable sources, installation and operation of electric heat pumps, infrastructure for rail transport, data-driven solutions for greenhouse gas (GHG) emissions reductions and professional services related to the energy performance of buildings. The Sub-Adviser also considers companies engaged in “enabling” activities that contribute indirectly to mitigating climate change. For example, the Sub-Adviser will include companies engaged in enabling activities relating to developing renewable energy systems, such as e companies that provide electrical equipment or industrial automation and management of electricity consumption supporting renewable energy sources.

To determine whether a company satisfies Step 1, the Sub-Adviser reviews the target companies’ business activities, and as part of this process uses the “EU Taxonomy,” a globally recognized environmental classification system, as a tool in conducting its analysis. See “Additional Information About the Fund’s Principal Investment Strategies” in the statutory prospectus for more information about the EU Taxonomy.

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As part of its Step 1 analysis, the Sub-Adviser reviews data and analysis from third-party vendors (e.g., Sustainalytics Morningstar EU Taxonomy Solutions, Bloomberg), which provides analysis on activities that contribute to mitigating climate change for over 10,500 public companies. The Sub-Adviser then supplements this third-party data with proprietary analysis and research to ensure company analysis reflects current company fundamentals and business activities. The Sub-Adviser analyses detailed product and service sales data to determine each product’s and service’s contribution to mitigating climate change. In instances where a company does not currently report key metrics, the Sub-Adviser analyses business lines, manufacturing processes, and financial statements to identify an industry peer or peer group as a proxy. See “Additional Information About the Fund’s Principal Investment Strategies” in the statutory prospectus for more information about the third-party data.

Step 2 (Substantial Contribution to Mitigating Climate Change): The Sub-Adviser assesses the financials of each company that passes Step 1 to determine the scope of its financial alignment to making a substantial contribution to mitigating climate change. In particular, the Sub-Adviser evaluates a company’s revenues, capital expenditures (CAPEX), and operating expenditures (OPEX).

●	Revenue is the total amount of income generated by the sale of goods and services from a company’s business operations.

●	CAPEX are funds used by a company to acquire, upgrade, and maintain physical assets (e.g., property, buildings, technology, or equipment). A company may use CAPEX to undertake new projects or investments.

●	OPEX are expenses a company incurs through its normal business operations. OPEX may include rent, equipment, inventory costs, marketing, payroll, insurance, and funds allocated for research and development.

Generally, a company is deemed to be making a “substantial contribution to mitigating climate change” and, thus, is eligible for inclusion in the Fund’s portfolio, if:

●	Greater than 50% of the company’s revenue is derived from activities that contribute to mitigating climate change, and/or

●	Greater than 50% of the company’s CAPEX or OPEX is spent on activities that contribute to mitigating climate change.

To make this determination, the Sub-Adviser generally reviews company reporting and financial statements and may rely on data and analysis from third-party data vendors. The Sub-Adviser performs a financial analysis of the company’s product and service sales data, including CAPEX and OPEX data (broken down by category), and determines each product’s and service’s contribution to mitigating climate change. The determination of whether a company is making a substantial contribution to mitigating climate change is made in the context of a company’ size and business. For example, a small company with a limited product line may still be considered to be a significant contributor to mitigating climate change if it satisfies the revenue or CAPEX/OPEX tests described above, even though the company by itself may have a limited ability to impact global climate conditions. In addition, companies that are investing significantly in mitigation activities, by satisfying the revenue or CAPEX/OPEX test described above, may be eligible even though they may currently not be a low carbon emitter.

Step 3 (Fundamental Analysis): The Sub-Adviser next analyzes each remaining candidate based on various qualitative and financial metrics in a four-step process:

1.	Positioning – The Sub-Adviser seeks to determine the importance of decarbonization trends on the company’s business model, outlook for demand for the company’s products or services, and catalysts for value creation.

2.	Qualitative Assessment – which includes the company’s competitive positioning, supply and delivery risks, and its management’s track record.

3.	Financial Analysis - The Sub-Adviser analyzes each company’s:

●	financial statements – the balance sheet, cash flow statements, and income statement that provide details about the balance of income and expenditure over the preceding period; and

●	capital allocation decisions of the company – whether the company reinvests profits in capital expenditures or uses profits for mergers and acquisitions, debt repayment, share buybacks, or dividend payments to shareholders.

4.	Technical Analysis– The Sub-Adviser looks at stock price movements and volume. This stage of analysis also includes a review of the quality of financial information reporting by the company, insider transactions such as purchases or sales of shares by company insiders, and availability of broker coverage of the stock.

Step 4 (Derivation of Risk-Adjusted Target Price): For companies that have passed the initial steps, the Sub-Adviser engages in a deeper analysis of the potential target company and derives a Risk-Adjusted Target Price using a proprietary valuation analysis. The analysis may include, but is not limited to, a company’s target market prospects, its regulatory environment, its management quality, unexplained stock price movements, and other company-specific factors. The Risk-Adjusted Target Price represents the Sub-Adviser’s view of the intrinsic value of a stock.

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Step 5 (Portfolio Construction): Under normal market conditions, the Fund’s portfolio will include the securities of companies that the Sub Adviser believes have a Risk-Adjusted Target Price that is significantly above the then-current market price of the security at the time of investment. The weight of the companies in the Fund’s portfolio will be determined by the Sub-Adviser’s view of the potential upside between the security’s current market price and its Risk-Adjusted Target Price. The Fund’s portfolio will typically hold the securities of between 35 and 50 companies.

Under normal market conditions, the Fund’s holdings of micro-cap stocks will represent less than 10% of the portfolio.

The Sub-Adviser evaluates the Fund’s portfolio on a continual basis and adjusts the respective weights of companies in the Fund’s portfolio based on the difference between the market price and Risk-Adjusted Target Price. Portfolio positions are added to and trimmed such that the position size of companies in the portfolio are weighted according to the Sub-Adviser’s adjusted view of the potential upside between the security’s current market price and its Risk-Adjusted Target Price.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in companies making a substantial contribution to mitigating climate change. The Fund’s “80%” policy is non-fundamental and can be changed without shareholder approval. However, Fund shareholders would be given at least 60 days’ notice prior to any such change.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in The Fund.”

Portfolio Transparency Risk/ETF Risks. Unlike traditional ETFs, the Fund does not tell the public what assets it holds each day. Instead, the Fund provides a verified intraday indicative value (VIIV), calculated and disseminated every second throughout the trading day. The VIIV is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the Fund’s shares trading at or close to the underlying net asset value (NAV) per share of the Fund. There is, however, a risk, which may increase during periods of market disruption or volatility, that market prices will vary significantly from the underlying NAV of the Fund. Similarly, because the Fund’s shares trade on the basis of a published VIIV, they may trade at a wider bid/ask spread than shares of ETFs that publish their portfolios on a daily basis, especially during periods of market disruption or volatility, and therefore, may cost investors more to trade. Although the Fund seeks to benefit from keeping its portfolio information secret, some market participants may attempt to use the VIIV to identify the Fund’s trading strategy, which if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Fund and its shareholders. The Fund’s website will contain a historical comparison of each business day’s final VIIV to that business day’s NAV and the specific methodology for calculating the VIIV. Because the Fund utilizes this non-transparent ETF structure, it is subject to additional or enhanced ETF Risks.

●	Trading Issues Risk. Trading in Fund shares on the Listing Exchange (as defined below) may be halted in certain circumstances. If at any time the securities representing 10% or more of the Fund’s portfolio become subject to a trading halt or otherwise do not have a readily available market quotations, the Fund’s Sub-Adviser will request the Listing Exchange to halt trading of the Fund. There may be other instances that require a trading halt specific to the VIIV. If there is a discrepancy of sufficient magnitude in the Fund’s VIIV calculation, the Fund’s Sub-Adviser will request the Listing Exchange to halt trading. This “circuit breaker” is designed to prevent the VIIV from reflecting outlier prices. For more information see “The Verified Intraday Indicative Value” section below.

●	Early Close/Trading Halt Risk. An exchange or market may close early or issue trading halts on portfolio securities. In times of market volatility, if trading is halted in some of the securities that the Fund holds, there may be a disconnect between the market price of those securities and the market price of the Fund. If at any time the securities representing 10% or more of the Fund’s portfolio become subject to a trading halt or otherwise do not have readily available market quotations, the Fund’s Sub-Adviser will request NYSE Arca Inc. (the “Listing Exchange”) to halt trading on the Fund, meaning that investors would not be able to trade their shares. During any such trading halt, the VIIV would continue to be calculated and disseminated. Trading halts may have a greater impact on the Fund than traditional ETFs because of its lack of transparency. Additionally, the Fund’s Sub-Adviser monitors the bid and ask quotations for the securities the Fund holds, and, if it determines that such a security does not have readily available market quotations (such as during an extended trading halt), it will post that fact and the name and weighting of that security in the Fund’s VIIV calculation on the Fund’s web site. This information should permit market participants to calculate the effect of that security on the VIIV calculation, determine their own fair value of the disclosed portfolio security, and better judge the accuracy of that day’s VIIV for the Fund. An extended trading halt in a portfolio security could exacerbate discrepancies between the VIIV and the Fund’s NAV.

●	Authorized Participant/ Authorized Participant Representative Concentration Risk. The creation and redemption process for the Fund occurs through a confidential brokerage account (Confidential Account) with an agent, called an AP Representative, on behalf of an Authorized Participant. Each day, the AP Representative will be given the names and quantities of the securities to be deposited, in the case of a creation, or redeemed, in the case of a redemption (Creation Basket), allowing the AP Representative to buy and sell positions in the portfolio securities to permit creations or redemptions on the Authorized Participant’s behalf, without disclosing the information to the Authorized Participant. The Fund may have a limited number of institutions that act as Authorized Participants and AP Representatives, none of which are obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to process creation and/or redemption orders, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally. The fact that the Fund is offering a novel and unique structure may affect the number of entities willing to act as Authorized Participants and AP Representatives. During times of market stress, Authorized Participants may be more likely to step away from this type of ETF than a traditional ETF.

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●	Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation and/or redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than NAV when you buy shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. Premiums and discounts may be larger for this Fund than other ETFs because of its unique structure lack of transparency. The portfolio managers cannot predict whether shares will trade above (premium), below (discount) or at NAV. Additionally, in times of stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. This could lead to wider bid/ask spreads and differences between the market price of the ETF’s shares and the underlying value of those shares.

For at least the first three years after launch of the Fund, the Board of Trustees (Board) will promptly meet if, for 30 or more days in any quarter or 15 days in a row, the absolute difference between either the market closing price or the bid/ask price, on one hand, and NAV, on the other, exceeds 1.00% or the bid/ask spread exceeds 1.00%. In such a circumstance, the Board will consider the continuing viability of the Fund, whether shareholders are being harmed, and what, if any, action would be appropriate to among other things, narrow the premium/discount or spread, as applicable. The Board will then decide whether to take any such action. Potential actions may include, but are not limited to, changing lead market makers, listing the Fund on a different exchange, changing the size of Creation Units, changing the Fund’s investment objective or strategy, and liquidating the Fund.

●	Price Volatility Risk. The value of the Fund’s shares may fluctuate significantly in the short term. The Fund’s nontransparent structure may exacerbate this risk, particularly in volatile markets.

●	Costs of Buying or Selling Shares. Due to the costs of buying or selling the Fund’s shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Fund shares may significantly reduce investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Climate Change Consideration Risk. Applying the Sub-Adviser’s proprietary analysis to focus on companies whose activities, business models or products make a substantial contribution to mitigating climate change may exclude securities of certain issuers, and therefore the Fund may forgo some market opportunities available to funds that do not use these criteria. As a result, at times, the Fund may underperform funds that are not subject to similar investment considerations. Additionally, the Fund will be more susceptible to events or factors affecting market segments that are focused on climate change solutions. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies, as well as on political support for certain environmental initiatives and developments affecting companies focused on sustainable energy and climate change solutions generally.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

Growth Stocks Risk. Investments in growth stocks may be more volatile than other stocks and the overall stock market. These stocks are typically priced higher than other stocks because of their growth potential, which may or may not be realized.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund.

Models and Data Risk. The composition of the Fund’s portfolio relies, in part, on proprietary investment models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Fund’s portfolio that would have been excluded or included had the Models and Data been correct and complete.

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Decarbonization Government Policy Risk. Many economic sectors, countries, and jurisdictions, including those in which the Fund may invest, are currently and in the future may be, subject to a general transition to a greener, lower carbon and less polluting economic model. The adoption of clean and low-emission energy technologies and processes for some companies in which the Fund invests is currently driven in part by government policies targeting reduced greenhouse gas (“GHG”) emissions.  If governments globally were to abandon or diminish these reduction initiatives, this may have the effect of reducing the corporate incentives to adopt clean and low-emission energy technologies and processes, resulting in less activity in this area and potentially adversely affecting certain companies within the Fund.

Decarbonization Technologies Risk. Various technologies and processes are being developed for use by companies seeking to reduce GHGs. There can be no guarantee that these technologies or processes will be successfully implemented and achieve goals of lower GHG emissions.

Environmental Risks.

●	Climate Change Risk. The Fund may invest in companies that have exposure to potential physical risks resulting from climate change, such as extreme weather. These risks may arise in respect of a company itself, its affiliates or in its supply chain and/or apply to a particular economic sector, geographical or political region, and may adversely affect the value of the Fund’s shares.

●	Natural Resource Depletion Risk. The relationship between businesses and natural resources is becoming increasingly important due to the scarcity of fresh water, loss of biodiversity and risks arising from land use. Reduced supply or allocation of water and/or increased cost in supply and controls over its use may adversely impact the operations, revenue, and expenses of certain industries in which the Fund may invest.

●	Pollution and Waste Risk. Pollution adversely affects the environment and may for example, result in negative impact on human health, damage to ecosystems and biodiversity and reduced crop harvests. Measures introduced by governments or regulators to reduce pollution and control and reduce waste may adversely impact the operations, revenue, and expenses of industries in which the Fund may invest.

Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks, such as those held by the Fund, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

Market Capitalization Risk.

○	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

○	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

○	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

○	Micro-Capitalization Investing. Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Foreign Securities Risk. The Fund will invest in foreign securities only indirectly, via exchange-listed ADRs (see Depositary Receipt Risk below). Nonetheless, investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Investing in emerging markets can have more risk than investing in developed foreign markets. Governments of developing and emerging market countries may be more unstable as compared to more developed countries.

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Depositary Receipt Risk. Depositary receipts involve risks similar to those associated with investments in foreign securities and certain additional risks. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares.

The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Assets Under Management (AUM) Risk. From time to time, an Authorized Participant, a third-party investor, the Fund’s investment adviser or an affiliate of the Fund’s adviser, or another fund may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or for the Fund to achieve size or scale. There can be no assurance that any such entity would not sell or redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

New Sub-Adviser Risk. The Sub-Adviser is a newly formed entity and has no experience with managing an exchange-traded fund regulated under the 1940 Act. As a result, there is no long-term track record against which an investor may judge the Sub-Adviser’s effectiveness. In addition, although the Sub-Adviser has retained third-party vendors (e.g., compliance services, operations, etc.), the Sub-Adviser currently has limited resources, which may prevent it from being able to continue to provide sub-advisory services if the principal becomes incapacitated and may result in the Fund not achieving its investment objective. Over time, the Sub-Adviser will augment its resources as market conditions permit. In addition, the Sub-Adviser regularly evaluates its business continuity plan with the Fund’s adviser to ensure continuity of operations and portfolio management should a disruption to operations occur.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19, which has resulted in public health issues, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims, changed travel and social behaviors, and reduced consumer spending. The lasting effects of COVID-19 on the global economy and the recovery from COVID-19 are uncertain and may last for an extended period. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.CLIA-ETF.com.

Management

Investment Adviser

Toroso Investments, LLC (“Toroso” or the “Adviser”) serves as investment adviser to the Fund.

Investment Sub-Adviser

Veridien Global Investors LLC (the “Sub-Adviser”) serves as an investment sub-adviser to the Fund.

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Ariane Mahler, Chief Investment Officer for the Sub-Adviser, has served as the Fund’s portfolio manager since its inception in 2023.

Paulus Ingram, Portfolio Manager and Head of Impact and Engagement of the Sub-Adviser, has served as the Fund’s portfolio manager since its inception in 2023.

Qiao Duan, CFA, Portfolio Manager for Toroso, has been a portfolio manager of the Fund since its inception in 2023.

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Charles A. Ragauss, CFA, Portfolio Manager for Toroso, has been a portfolio manager of the Fund since its inception in 2023.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (typically, broker-dealers) may purchase or redeem through an AP Representative. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Listing Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.CLIA-ETF.com.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, the Sub-Adviser, or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND

Investment Objective

The Veridien Climate Action ETF (the “Fund”) seeks long-term growth of capital by investing in public companies with technologies and business models that contribute to climate change mitigation.

An investment objective is fundamental if it cannot be changed without the consent of the holders of a majority of the outstanding Shares. The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of Tidal Trust II (the “Trust”) and written notice to shareholders.

Additional Information About the Fund’s Principal Investment Strategies

The following information is in addition to, and should be read along with, the description of the Fund’s principal investment strategies in the section titled “Fund Summary — Principal Investment Strategies” above.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in companies making a substantial contribution to mitigating climate change. The Fund’s “80%” policy is non-fundamental and can be changed without shareholder approval. However, Fund shareholders would be given at least 60 days’ notice prior to any such change.

As described above, in determining whether a company is making a substantial contribution to mitigating climate change, the Sub-Adviser uses its own proprietary industry research and valuation analysis as well as data and analysis from third-party vendors. The Sub-Adviser uses this information to review a company’s business activities and uses the EU Taxonomy classification system as a tool in conducting this analysis.

Use of the EU Taxonomy.

The European Union (EU) developed the EU Taxonomy to classify environmentally sustainable economic activities. In determining business activity that contributes to mitigating climate change, the Sub-Adviser adviser considers technical screening criteria set out in the EU’s taxonomy (https://ec.europa.eu/sustainable-finance-taxonomy/home). The EU Taxonomy is based on the standard industry statistical classification of economic activities (NACE) used in the European Union and is a useful starting point for evaluating a company’s activities, business models, or products that potentially contribute to mitigating climate change.

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The EU Taxonomy provides conditions, including technical screening criteria, that an economic activity must meet to qualify as environmentally sustainable. Although the related EU regulations apply in Europe, the classification system is applicable worldwide The EU Taxonomy has six environmental objectives, which are: (1) climate change mitigation, (2) climate change adaptation, (3) sustainable use and protection of water and marine resources, (4) transition to a circular economy, (5) pollution prevention and control, and (6) protection and restoration of biodiversity and ecosystems. In addition, the EU Taxonomy requires that companies, even if they are making a substantial contribution to one or more of the objectives, also do no significant harm to the other objectives as well as to meet minimum standards on human rights and labor standards.

The EU Taxonomy is a significant step towards a common classification system for sustainable economic activities but focuses on sectors that are directly responsible for greenhouse gas emissions. However, the Taxonomy does not take into account many critical enabling technologies, such as electrical equipment or industrial automation and management of electricity consumption, that are needed to support renewable energy systems.

The Sub-Adviser believes that enabling technologies can play an important role in mitigating climate change and has developed a process to account for these enabling companies so that they may be included in the portfolio.

Use of Vendor Data.

While data provided by the third-party vendors is often largely duplicative of company-provided data, the vendors also perform independent research and provide supplemental data (i.e., not published by the companies). The vendors also provide information aggregated from company reports. Further, vendors may provide “proxy” data for companies that do not report key metrics. In this case the vendors may estimate the company’s status with respect to a missing metric by relying on information reported by other companies operating in the same industry and sector.

The Sub-Adviser may also make adjustments to vendor supplied data and analysis, particularly in instances where a company does not then-currently report key metrics. In that case, the Sub-Adviser will analyse business lines, manufacturing processes, and financial statements to identify an industry peer or peer group as a proxy. The proxy company will have roughly the same business activities and is actively reporting within the EU Taxonomy.

In addition, companies’ business models evolve, and reporting on the new lines of business and subsequent capture/inclusion by third party data providers can often lag, sometimes by up to two years. Therefore, the Sub-Adviser may discount older third party data and consider current business activities.

Temporary Defensive Position

Under normal market conditions, the Fund will stay fully invested according to its principal investment strategies. For temporary defensive purposes during adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents, such as U.S. Government obligations, investment-grade debt securities, and other money market instruments. Taking a temporary defensive position may result in the Fund not achieving its investment objective.

Principal Risks of Investing in the Fund

The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s NAV per share, trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your performance in the Fund:

Assets Under Management (AUM) Risk. From time to time, an Authorized Participant, a third-party investor, the Adviser or an affiliate of the Adviser, or another fund may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or for the Fund to achieve size or scale. There can be no assurance that any such entity would not sell or redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.

Climate Change Consideration Risk. Applying the Sub-Adviser’s proprietary analysis to focus on companies whose activities, business models or products make a substantial contribution to mitigating climate change may exclude securities of certain issuers, and therefore the Fund may forgo some market opportunities available to funds that do not use these criteria. As a result, at times, the Fund may underperform funds that are not subject to similar investment considerations. The Fund’s focus on securities of companies actively engaged in reducing GHGs will result in increased exposure to certain market segments, which will cause the Fund to be more susceptible to events or factors affecting such market segments, and the market prices of its portfolio securities may be more volatile than those of funds that are more diversified. Because society’s focus on climate change issues is relatively new, the emphasis and direction of governmental policies is subject to significant change, and rapid technological change could render even new approaches and products obsolete. In addition, there is a risk that the companies identified by the Sub-Adviser do not operate as expected when addressing climate changes issues. There are significant differences in interpretations of what it means for a company to have solutions that address climate change.

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Decarbonization Government Policy Risk. The adoption of clean and low-emission energy technologies and processes is currently driven in part by government policies targeting reduced greenhouse gas emissions. Currently, certain countries have committed to becoming carbon neutral by 2050, with many of them having earlier target dates. If governments globally were to abandon or diminish their emission reduction initiatives, this may have the effect of reducing the corporate incentives to adopt clean and low-emission energy technologies and processes, resulting in less activity in this area and potentially adversely affecting the Fund.

Decarbonization Technologies Risk. A wide range of clean and low-emission energy technologies and processes are being advanced as candidates for adoption by corporations seeking to decarbonize their operations. There can be no assurance that any particular technology will be economically deployed to achieve the desired corporate objectives, and individual technologies implemented by corporations in the pursuit of decarbonization may differ in cost and efficacy than expected. The Fund will invest in companies producing and utilizing a variety of clean and emission reducing energy technologies and approaches. As a result, the Adviser seeks to minimize the risk to the Fund from the reliance on any particular technological approach.

Depositary Receipt Risk. Depositary receipts involve risks similar to those associated with investments in foreign securities and certain additional risks. Depositary receipts listed on U.S. exchanges are issued by banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares.

Environmental Risks.

●	Climate Change Risk. The Fund may have exposure to potential physical risks resulting from climate change. For example, the risks of significant damage due to increasing erratic and potentially catastrophic weather events such as droughts, wildfires, flooding and heavy precipitations, heat/coldwaves, landslides or storms. As the frequency of extreme weather events increases, the Fund’s assets exposure to these events increases too. Alongside these acute physical risks, the companies in which the Fund invests may be exposed to the chronic physical risks stemming from climate change, including amongst others, coastal flooding, coastal erosion, soil degradation and erosion, water stress, changing temperatures or changing wind or precipitation patterns. Such risks may arise in respect of a company itself, its affiliates or in its supply chain and/or apply to a particular economic sector, geographical or political region.

●	Natural Resource Depletion Risk. The relationship between businesses and natural resources is becoming increasingly important due to the scarcity of fresh water, loss of biodiversity and risks arising from land use. Water is critical to agricultural, industrial, domestic, energy generation, recreational and environmental activities. Reduced supply or allocation of water and/or increased cost in supply and controls over its use may adversely impact the operations, revenue and expenses of companies in certain industries in which the Fund may invest. Biodiversity underpins ecosystem services such as food, clean water, genetic resources, flood protection, nutrient cycling and climate regulation. A continued loss of biodiversity may adversely affect the operations, revenue and expenses of certain industries in which the Fund may invest, such as land users and marine industries, agriculture, the extractives industries (cement and aggregates, oil, gas and mining) forestry and tourism. Land use and land use management practices have a major impact on natural resources.

●	Pollution and Waste Risk. Pollution adversely affects the environment and may for example, result in negative impact on human health, damage to ecosystems and biodiversity and reduced crop harvests. Measures introduced by governments or regulators to reduce pollution and control and reduce waste may adversely impact the operations, revenue and expenses of industries in which the Fund may invest.

Equity Market Risk. Common stocks, such as those held by the Fund, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

Foreign Securities Risk. The Fund will invest in foreign securities only indirectly, via exchange-listed ADRs (see Depositary Receipt Risk above). Nonetheless, investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Investing in emerging markets can have more risk than investing in developed foreign markets. Governments of developing and emerging market countries may be more unstable as compared to more developed countries.

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General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolios may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

Growth Stocks Risk. Investments in growth stocks may be more volatile than other stocks and the overall stock market. These stocks are typically priced higher than other stocks because of their growth potential, which may or may not be realized.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund.

Market Capitalization Risk.

○	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

○	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole. Some medium capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies.

○	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. Some small capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.

○	Micro-Capitalization Investing. Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Models and Data Risk. The composition of the Fund’s portfolio is dependent on proprietary investment models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Fund’s portfolio that would have been excluded or included had the Models and Data been correct and complete.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.

New Sub-Adviser Risk. The Sub-Adviser currently manages one newly-formed ETF and had not previously managed an ETF. Accordingly, investors in the Fund bear the risk that the Sub-Adviser’s inexperience may limit its effectiveness.

Portfolio Transparency Risk/ETF Risk. Unlike traditional ETFs, the Fund does not tell the public what assets it holds each day. Instead, the Fund provides a VIIV, calculated and disseminated every second throughout the trading day. The VIIV is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the Fund’s shares trading at or close to the underlying NAV per share of the Fund. There is, however, a risk, which may increase during periods of market disruption or volatility, that market prices will vary significantly from the underlying NAV of the Fund. Similarly, because the Fund’s shares trade on the basis of a published VIIV, they may trade at a wider bid/ask spread than shares of ETFs that publish their portfolios on a daily basis, especially during periods of market disruption or volatility, and therefore, may cost investors more to trade. Although the Fund seeks to benefit from keeping its portfolio information secret, some market participants may attempt to use the VIIV to identify the Fund’s trading strategy, which if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Fund and its shareholders. The Fund’s website will contain a historical comparison of each business day’s final VIIV to that business day’s NAV and the specific methodology for calculating the VIIV. Because the Fund utilizes this non-transparent ETF structure, it is subject to additional or enhanced ETF Risks.

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●	Trading Issues Risk. Trading in Fund shares on the Listing Exchange may be halted in certain circumstances. If at any time the securities representing 10% or more of the Fund’s portfolio become subject to a trading halt or otherwise do not have a readily available market quotations, the Fund’s Sub-Adviser will request the Listing Exchange to halt trading of the Fund. There may be other instances that require a trading halt specific to the VIIV. If there is a discrepancy of sufficient magnitude in the Fund’s VIIV calculation, the Fund’s Sub-Adviser will request the Listing Exchange to halt trading. This “circuit breaker” is designed to prevent the VIIV from reflecting outlier prices. For more information see “The Verified Intraday Indicative Value” section above.

●	Early Close/Trading Halt Risk. An exchange or market may close early or issue trading halts on portfolio securities. In times of market volatility, if trading is halted in some of the securities that the Fund holds, there may be a disconnect between the market price of those securities and the market price of the Fund. Additionally, if at any time the securities representing 10% or more of the Fund’s portfolio become subject to a trading halt or otherwise do not have readily available market quotations, the Fund’s Sub-Adviser will request the Listing Exchange to halt trading on the Fund, meaning that investors would not be able to trade their shares. During any such trading halt, the VIIV would continue to be calculated and disseminated. Trading halts may have a greater impact on the Fund than traditional ETFs because of its lack of transparency.

Additionally, the Fund’s Sub-Adviser monitors the bid and ask quotations for the securities the Fund holds, and, if it determines that a security does not have readily available market quotations (such as during an extended trading halt), it will post that fact and the name and weighting of that security in the Fund’s VIIV calculation on the Fund’s web site. This information should permit market participants to calculate the effect of that security on the VIIV calculation, determine their own fair value of the disclosed portfolio security, and better judge the accuracy of that day’s VIIV for the Fund.

●	Authorized Participant/ Authorized Participant Representative Concentration Risk. The creation and redemption process for the Fund occurs through a confidential brokerage account (Confidential Account) with an agent, called an AP Representative, on behalf of an Authorized Participant. Each day, the AP Representative will be given the Creation Basket, allowing the AP Representative to buy and sell positions in the portfolio securities to permit creations or redemptions on the Authorized Participant’s behalf, without disclosing the information to the Authorized Participant. The Fund may have a limited number of institutions that act as Authorized Participants and AP Representatives, none of which are obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to process creation and/or redemption orders, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally. The fact that the Fund is offering a novel and unique structure may affect the number of entities willing to act as Authorized Participants and AP Representatives. During times of market stress, Authorized Participants may be more likely to step away from this type of ETF than a traditional ETF.

●	Market Trading Risk. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained. There are no obligations of market makers to make a market in the Fund’s shares or of an Authorized Participant to submit purchase or redemption orders for Creation Units. Decisions by market makers or Authorized Participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund shares trading at a premium or discount to its NAV or could lead to a wider bid/ask spread. For at least the first three years after launch of the Fund, the Trust’s Board of Trustees (the “Board”) will promptly meet if, for 30 or more days in any quarter or 15 days in a row, the absolute difference between either the market closing price or the bid/ask price, on one hand, and NAV, on the other, exceeds 1.00% or the bid/ask spread exceeds 1.00%. In such a circumstance, the Board will consider the continuing viability of the Fund, whether shareholders are being harmed, and what, if any, action would be appropriate to among other things, narrow the premium/discount or spread, as applicable. The Board will then decide whether to take any such action. Potential actions may include, but are not limited to, changing lead market makers, listing the Fund on a different exchange, changing the size of Creation Units, changing the Fund’s investment objective or strategy, and liquidating the Fund. Additionally, in times of stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. This could lead to wider bid/ask spreads and differences between the market price of the ETF’s shares and the underlying value of those shares.

Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders. Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons and may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged. In addition, during a “flash crash,” the market prices of the Fund’s shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Fund’s shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell Fund shares at these temporarily low market prices.

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Shares of the Fund may trade at prices other than NAV. Thus, you may pay more (or less) than NAV when you buy shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, market prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV. The portfolio managers cannot predict whether shares will trade above (premium), below (discount) or at NAV. Premiums and discounts may be larger for this Fund than other ETFs because of its unique structure and lack of transparency.

When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity. During times of market stress, spreads may widen causing investors to pay more.

●	Price Volatility Risk. The value of the Fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities the Fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The Fund’s nontransparent structure may exacerbate this risk, particularly in volatile markets.

●	Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the bid-ask spread. The bid-ask spread varies over time for Shares based on trading volume and market liquidity and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions, and the threat of tariffs imposed by the U.S. and other countries. In particular, the spread of COVID-19 worldwide has resulted in disruptions to supply chains and customer activity, stress on the global healthcare system, temporary and permanent layoffs in the private sector, and rising unemployment claims, reduced consumer spending, quarantines, cancellations, market declines, the closing of borders, restrictions on travel, changed travel and social behaviors, and widespread concern and uncertainty. The recovery from the lasting effects of COVID-19 is uncertain and may last for an extended period of time. Health crises and related political, social and economic disruptions caused by the spread of COVID-19 may also exacerbate other pre-existing political, social and economic risks in certain countries. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the United States and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has caused recent market volatility, which could adversely affect the Fund’s portfolio holdings. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated. The Adviser and the Sub-Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

PORTFOLIO HOLDINGS INFORMATION

Unlike other actively-managed ETFs, the Fund does not disclose its portfolio holdings each day, but instead publishes a verified intraday indicative value (VIIV), calculated each second of the trading day. A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the statement of additional information (“SAI”).

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MANAGEMENT

Investment Adviser

Toroso Investments, LLC, located at 898 N. Broadway, Suite 2, Massapequa, New York 11758, is an SEC-registered investment adviser and a Delaware limited liability company. Toroso was founded in and has been managing investment companies since March 2012 and Toroso is dedicated to understanding, researching and managing assets within the expanding ETF universe. As of February 28, 2023, Toroso had assets under management of approximately $6.0 billion and served as the investment adviser or sub-adviser for 94 registered funds.

Toroso serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund pursuant to an investment advisory agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”). The Adviser provides oversight of the Sub-Advisers and review of the Sub-Adviser’s performance. The Adviser is also responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions. The Adviser also arranges for sub-advisory, transfer agency, custody, fund administration, and all other related services necessary for the Fund to operate. For the services it provides to the Fund, the Fund pays the Adviser a unitary management fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets.

Under the Advisory Agreement, in exchange for a single unitary management fee from the Fund, the Adviser has agreed to pay all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Excluded Expenses”).

Investment Sub-Adviser

Veridien Global Investors LLC

Veridien Global Investors LLC (“Veridien” or the “Sub-Adviser”), located at 320 Post Road, Darien, CT 06820, serves as the investment sub-adviser for the Fund. The Sub-Adviser was founded in 2022, and is an investment adviser registered with the SEC. Veridien provides investment advisory services to a high net worth individual. As of February 28, 2023, Veridien had assets under management of approximately $702,304.

Veridien is responsible for the day-to-day management of the Fund’s portfolio, including determining the securities purchased and sold by the Fund, subject to the supervision of the Adviser and the Board. For its services, Veridien is paid a fee by the Adviser, which fee is calculated daily and paid monthly, at an annual rate of 0.70% of  the Fund’s average daily net assets.

Veridien has agreed to assume the Adviser’s obligation to pay all expenses incurred by the Fund, except for Excluded Expenses. Such expenses incurred by the Fund and paid by Veridien include fees charged by Tidal ETF Services, LLC, the Fund’s administrator and an affiliate of the Adviser. See the section of the SAI titled “Administrator” for additional information about the Fund’s administrator. For assuming the payment obligations for the Fund, the Adviser has agreed to pay the Sub-Adviser a portion of the profits, if any, generated by the Fund’s unitary management fee.

A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement and Sub-Advisory Agreements will be available in the Fund’s semi-annual report to shareholders dated September 30, 2023.

Portfolio Managers

The following individuals (each, a “Portfolio Manager”) have served as portfolio managers of the Fund since its inception in 2023. Ms. Ariane Mahler and Mr. Paulus Ingram are primarily responsible for the day-to-day management of the Fund, and Ms Duan and Mr. Ragauss oversee trading and execution for the Fund.

Ariane Mahler, Portfolio Manager for Veridien

Ariane Mahler has been Chief Investment Officer of the Sub-Adviser and Portfolio Manager of the Fund since 2023. She previously held senior positions at SG Warburg, Oppenheimer Capital International, Credit Suisse Asset Management and Nuveen-owned Tradewinds Global Investors. In the past 5 years she has assisted the former CIO of Tradewinds Global Investors as an Analyst Consultant for Kopernik Global Investors.

Paulus Ingram, Portfolio Manager for Veridien

Paulus Ingram has been Head of Impact and Engagement of the Sub-Adviser and Portfolio Manager of the Fund since 2023. He previously held senior positions at Capricorn Investment Group and APG, a Dutch pension asset manager. In the past 5 years he has served as Investment Committee Chair for the Sarona Global Growth Markets PE Fund 2 and as Investment Committee Member for the Secured Accial Impact Lending Fund.

Qiao Duan, CFA, Portfolio Manager for the Adviser

Qiao Duan serves as Portfolio Manager at the Adviser, having joined the firm in October 2020. From February 2017 to October 2020, she was an execution Portfolio Manager at Exponential ETFs, where she managed research and analysis relating to all Exponential ETF strategies. Ms. Duan previously served as a portfolio manager for the Exponential ETFs from their inception in May 2019 until October 2020. Ms. Duan received a Master of Science in Quantitative Finance and Risk Management from the University of Michigan in 2016 and a Bachelor of Science in Mathematics and Applied Mathematics from Xiamen University in 2014. She holds the CFA designation.

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Charles A. Ragauss, CFA, Portfolio Manager for the Adviser

Mr. Ragauss serves as Portfolio Manager of the Adviser, having joined the Adviser in September 2020. Mr. Ragauss previously served as Chief Operating Officer and in other roles at CSat Investment Advisory, L.P. from April 2016 to September 2020. Previously, Mr. Ragauss was Assistant Vice President at Huntington National Bank (“Huntington”), where he was Product Manager for the Huntington Funds and Huntington Strategy Shares ETFs, a combined fund complex of almost $4 billion in assets under management. At Huntington, he led ETF development bringing to market some of the first actively managed ETFs. Mr. Ragauss joined Huntington in 2010. Mr. Ragauss attended Grand Valley State University where he received his Bachelor of Business Administration in Finance and International Business, as well as a minor in French. He is a member of both the National and West Michigan CFA societies and holds the CFA designation.

CFA® is a registered trademark owned by the CFA Institute.

The Fund’s SAI provides additional information about each Portfolio Manager’s compensation structure, other accounts that each Portfolio Manager manages, and each Portfolio Manager’s ownership of Shares.

HOW TO BUY AND SELL SHARES

The Fund issues and redeems Shares only in Creation Units at the NAV per share next determined after receipt of an order from an Authorized Participant. A primary difference for the Fund, compared to traditional ETFs, is that each Authorized Participant will establish and maintain a Confidential Account with an agent (an AP Representative), for the benefit of the Authorized Participant, to engage in in-kind creation and redemption activity.  Each day, the Fund’s custodian will transmit the Fund’s Creation Basket to each AP Representative. Pursuant to a contract (Confidential Account Agreement), the AP Representative is prohibited from disclosing the Creation Basket and cannot use the identity or weighting of the securities in the Creation Basket for any purpose other than executing creations and redemptions. The Confidential Account will enable Authorized Participants to transact in the underlying securities of the Creation Basket through their AP Representatives, enabling them to engage in in-kind creation or redemption activity without knowing the identity or weighting of those securities. All orders to purchase Creation Units must be placed by or through an Authorized Participant that has entered into an Authorized Participant agreement (AP Agreement) with the Distributor (defined below).

Most investors buy and sell Shares in secondary market transactions through brokers. Individual Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

The Verified Intraday Indicative Value

Information regarding the intraday value of shares of the Fund, also known as the VIIV, is calculated and disseminated every second throughout each trading day by the Listing Exchange or by market data vendors or other information providers. It is available on websites that publish updated market quotations during the trading day, like Yahoo Finance (https://finance.yahoo.com), by searching for the Fund’s ticker plus the extension “.IV,” though some websites require their own unique extensions. The VIIV is based on the current market value of the securities in the Fund’s portfolio that day. The VIIV is intended to provide investors and other market participants with a highly correlated per share value of the underlying portfolio that can be compared to the current market price. To calculate the VIIV, the Fund employs two separate calculation engines to provide two independently calculated sources of intraday indicative values (calculation engines). The Fund then uses a pricing verification agent to continuously compare the data from both the calculations engines on a real time basis. If during the process of real time price verification, the indicative values from the calculation engines differ by more than 25 basis points for 60 consecutive seconds, the pricing verification agent will alert the advisor and the advisor will request that the Listing Exchange halt trading of the Fund’s shares until the two indicative values come back into line. The specific methodology for calculating the Fund’s VIIV, which will be overseen by the Fund’s Board of Trustees, is available on the Fund’s website.

Although the VIIV is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the Fund at or close to the underlying NAV per share of the Fund, there is a risk (which may increase during periods of market disruption or volatility) that market prices will vary significantly from the underlying NAV of the Fund. ETFs trading on the basis of a published VIIV may trade at a wider bid/ask spread than ETFs that publish their portfolios on a daily basis, especially during periods of market disruption or volatility, and therefore, may cost investors more to trade. Although the Fund seeks to benefit from not disclosing its portfolio information daily, market participants may attempt to use the VIIV to identify the Fund’s trading strategy, which if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Fund and its shareholders.

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If at any time 10% or more of the securities in the Fund’s portfolio becomes subject to a trading halt or otherwise do not have readily available market quotations, the Adviser will ask the Listing Exchange to halt trading of the Fund. Trading halts may have a greater impact on the Fund compared to other ETFs because it is less transparent.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” through your brokerage account.

Frequent Purchases and Redemptions of Shares

The Fund imposes no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by Authorized Participants, who are the only parties that may purchase or redeem Shares directly with the Fund, are an essential part of the ETF process and help keep Share trading prices in line with the NAV. As such, the Fund accommodates frequent purchases and redemptions by Authorized Participants. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Fund employs fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Fund and the Adviser reserve the right to reject any purchase order at any time.

Determination of Net Asset Value

The Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NAV for the Fund is calculated by dividing the Fund’s net assets by its Shares outstanding.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security held by the Fund or is determined to be unreliable, the security will be valued at fair value estimates under guidelines established by the Adviser (as described below).

Fair Value Pricing

The Board has designated the Adviser as the “valuation designee” for the Fund under Rule 2a-5 of the 1940 Act, subject to its oversight. The Adviser has adopted procedures and methodologies, which have been approved by the Board, to fair value Fund investments whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) an investment has been delisted or has had its trading halted or suspended; (ii) an investment’s primary pricing source is unable or unwilling to provide a price; (iii) an investment’s primary trading market is closed during regular market hours; or (iv) an investment’s value is materially affected by events occurring after the close of the investment’s primary trading market. Generally, when fair valuing an investment, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the investment, general and/or specific market conditions, and the specific facts giving rise to the need to fair value the investment. Fair value determinations are made in good faith and in accordance with the fair value methodologies included in the Adviser-adopted valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser will be able to obtain the fair value assigned to the investment upon the sale of such investment.

Investments by Other Registered Investment Companies in the Fund

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including Shares. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust or rule under the 1940 Act, including that such investment companies enter into an agreement with the Fund.

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Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The Fund intends to pay out dividends and interest income, if any, monthly, and distribute any net realized capital gains to its shareholders at least annually. The Fund will declare and pay income and capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Taxes

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.

The Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund-level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when the Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (institutional investors only).

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this Prospectus. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Taxes on Distributions

For federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income or qualified dividend income. Taxes on distributions of net capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned their Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains to shareholders. Distributions of short-term capital gain will generally be taxable to shareholders as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided certain holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Fund.

In addition to the federal income tax, certain individuals, trusts, and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

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In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable to you even though it may economically represent a return of a portion of your investment.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on distributions of net investment income paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the Internal Revenue Service (“IRS”) the identity of certain of its account-holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the foreign financial institution’s country of residence), and (B) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that they are not subject to such withholding.

Taxes When Shares are Sold on the Exchange

Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of substantially identical Shares.

Taxes on Purchases and Redemptions of Creation Units

An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging Authorized Participant’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging Authorized Participant’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an Authorized Participant who does not mark-to-market their holdings) or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year and as a short-term capital gain or loss if such Shares have been held for one year or less.

The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

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Foreign Investments by the Fund

Interest and other income received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax treaties or conventions between certain countries and the United States may reduce or eliminate such taxes. If, as of the close of a taxable year, more than 50% of the value of the Fund’s assets consists of certain foreign stock or securities, the Fund will be eligible to elect to “pass through” to investors the amount of certain qualifying foreign income and similar taxes paid by the Fund during that taxable year. This means that investors would be considered to have received as additional income their respective shares of such foreign taxes, but may be entitled to either a corresponding tax deduction in calculating taxable income, or, subject to certain limitations, a credit in calculating federal income tax. If the Fund does not so elect, the Fund will be entitled to claim a deduction for certain foreign taxes incurred by the Fund. The Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to foreign, state, and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.

DISTRIBUTION

Foreside Fund Services, LLC (the “Distributor”), the Fund’s distributor, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

The Board has adopted a Distribution (Rule 12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to pay distribution fees for the sale and distribution of its Shares.

No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

PREMIUM/DISCOUNT INFORMATION

When available, information regarding how often Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found on the Fund’s website at www.CLIA-ETF.com.

ADDITIONAL NOTICES

Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in the determination of, the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing, or trading of Shares.

Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Adviser, the Sub-Advisers, and the Fund make no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.

The Second Amended and Restated Declaration of Trust (“Declaration of Trust”) provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on a Fund’s Trustees. The Declaration of Trust details various information, certifications, undertakings and acknowledgments that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. The Declaration of Trust further provides that shareholders owning Shares representing no less than a majority of a Fund’s outstanding shares must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration of Trust, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees, if a court determines that the action was brought without reasonable cause or for an improper purpose. The Declaration of Trust provides that no shareholder may bring a direct action claiming injury as a shareholder of the Trust, or any Fund, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a Fund, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the Fund, generally. Under the Declaration of Trust, a shareholder bringing a direct claim must be a shareholder of the Fund with respect to which the direct action is brought at the time of the injury complained of or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time. The Declaration of Trust further provides that a Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Fund is obligated to pay shall be calculated using reasonable hourly rates. These provisions do not apply to claims brought under the federal securities laws.

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The Declaration of Trust also requires that actions by shareholders against a Fund be brought exclusively in a federal or state court located within the State of Delaware. This provision will not apply to claims brought under the federal securities laws. Limiting shareholders’ ability to bring actions only in courts located in Delaware may cause shareholders economic hardship to litigate the action in those courts, including paying for traveling expenses of witnesses and counsel, requiring retaining local counsel, and may limit shareholders’ ability to bring a claim in a judicial forum that shareholders find favorable for disputes, which may discourage such actions.

FINANCIAL HIGHLIGHTS

This section would ordinarily include Financial Highlights. The Financial Highlights table is intended to help you understand the Fund’s performance for the Fund’s periods of operations. Because the Fund has not yet commenced operations as of the date of this Prospectus, no Financial Highlights are shown.

PORTFOLIO MANAGERS’ PRIOR PERFORMANCE

The performance data below is provided to illustrate the past performance of the Sub-Adviser’s portfolio managers in managing a fully discretionary private advisory account (the “Account”) that is and has been managed with an objective, policies, and strategies that are substantially similar to the those that will be utilized for the Fund, and does not represent the performance of the Fund, nor should it be considered a substitute for the Fund’s performance. You should not consider this performance data as a prediction or an indication of future performance of the Fund or the performance that one might achieve by investing in the Fund.

The Account began on April 1, 2019, and was managed jointly by Ms. Ariane Mahler and Mr. Paulus Ingram, in their individual capacities. At that time, Ms. Mahler and Mr. Ingram’s advisory services were exempt from registration. In June 2022, Ms. Mahler and Mr. Ingram formed the Sub-Adviser and continued managing the same account (the Account) pursuant to the same investment strategy. The Sub-Adviser became registered with the SEC in 2023.

The performance information shown below is not representative of the performance information that typically would be shown for a registered ETF. The Account is not subject to the same type of expenses to which the Fund is subject and is not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed on the Fund by the 1940 Act or the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the Account could have been adversely affected if the Account was subject to the same federal securities and tax laws as the Fund. In addition, the Account is not subject to the same adverse effects of cash inflows and outflows of investor money that a public ETF, such as the Fund, may be subject to, and accordingly, the performance of the Account may be higher than for a public ETF managed under the same investment strategy. The use of a methodology different than that used to calculate the performance of the Account could result in different performance data.

The operating expenses incurred by the Account differ from the anticipated operating expenses of the Fund in that the expenses of the Account were lower. The performance shown in the table for the Account has been adjusted to reflect the total annual operating expenses of the Fund (see page 3 of this prospectus). Indices are unmanaged and it is not possible to invest directly in indices. As such, year-by-year index figures do not account for any fees or fund expenses.

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The Account

The following data illustrates the past performance of the Sub-Adviser’s portfolio managers in managing the Account and does not represent the performance of the Fund.

Account Average Annual Returns (as of February 28, 2023)

Time Period	Total Return (net of Fund fees and expenses)	MSCI World Index
One year	7.06%	-7.34%
Two Years	6.74%	1.30%
Three Years	27.36%	9.90%
Since Inception (April 1, 2019)	28.82%	8.39%

The year-to-date performance of the portfolio managers in managing the Account as of February 28, 2023, was 7.73% versus the benchmark (MSCI World Index) which was 4.51%.

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Veridien Climate Action ETF

Adviser	Toroso Investments, LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758	Sub-Adviser	Veridien Global Investors LLC 320 Post Road Darien, CT 06820
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101	Administrator	Tidal ETF Services LLC 234 W Florida St, Suite 203 Milwaukee, WI 53204
Custodian	U.S. Bank National Association 1555 N. Rivercenter Dr. Milwaukee, Wisconsin 53212	Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market Street, Suite 310 Philadelphia, PA 19103
Sub-Administrator, Fund Accountant, and Transfer Agent	U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202	Legal Counsel	Sullivan & Worcester LLP 1633 Broadway New York, NY 10019

Investors may find more information about the Fund in the following documents:

Statement of Additional Information: The Fund’s SAI provides additional details about the investments of the Fund and certain other additional information. A current SAI dated April 21, 2023, as supplemented from time to time, is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports: Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance after the first fiscal year the Fund is in operation.

When available, you can obtain free copies of these documents, request other information or make general inquiries about the Fund by contacting the Fund at Veridien Climate Action ETF, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling (888) 318-0133.

Shareholder reports, the Fund’s current Prospectus and SAI and other information about the Fund will be available:

●	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or

●	Free of charge from the Fund’s Internet website at www.veridienglobalinvestors.com/Reports; or

●	For a duplicating fee, by e-mail request to publicinfo@sec.gov.

(SEC Investment Company Act File No. 811-23793)

CLIA	Veridien Climate Action ETF
listed on NYSE Arca, Inc.

STATEMENT OF ADDITIONAL INFORMATION

April 21, 2023

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus for the Veridien Climate Action ETF (the “Fund”), a series of Tidal Trust II (the “Trust”), dated April 21, 2023, as may be supplemented from time to time (the “Prospectus”). Capitalized terms used in this SAI that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge, by calling the Fund at (888) 318-0133, visiting www.CLIA-ETF.com, or writing to the Veridien Climate Action ETF, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

The Fund’s audited financial statements for the most recent fiscal year (when available) will be incorporated into this SAI by reference to the Fund’s most recent Annual Report to Shareholders (File No. 811-23793). When available, a copy of the Fund’s Annual Report to Shareholders may be obtained at no charge by contacting the Fund at the address or phone number noted above.

GENERAL INFORMATION ABOUT THE TRUST

The Trust is an open-end management investment company currently consisting of multiple series, including the Fund. This SAI relates to the Fund. The Trust was organized as a Delaware statutory trust on January 13, 2022. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations adopted thereunder, as amended, the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Trust is governed by its Board of Trustees (the “Board”). Toroso Investments, LLC (“Toroso” or the “Adviser”) serves as investment adviser to the Fund. Veridien Global Investors LLC (“Veridien” or the “Sub-Adviser”) serves as an investment sub-adviser to the Fund.

The Fund offers and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Fund generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are or will be listed on NYSE Arca, Inc. (the “Exchange”). Shares trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment, or entirely for cash. As a practical matter, only institutions or large investors, known as “Authorized Participants” or “APs,” purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not individually redeemable. Each Authorized Participant will establish and maintain a confidential brokerage account with an agent (an AP Representative), for the benefit of the Authorized Participant, in order to engage in in-kind creation and redemption activity with the Fund.

To provide additional information regarding the indicative value of shares of the Fund, an updated verified intraday indicative value (VIIV) will be disseminated information every second through the facilities of the Consolidated Tape Association, or through other widely disseminated means, for the Fund as calculated by a verification agent based on two independent pricing sources.

The Fund’s VIIV is based on a securities component and a cash component which comprises that day’s portfolio holdings, which is provided to the verification agent prior to that Business Day’s (as defined below) commencement of trading. The VIIV is intended to provide investors and other market participants with a highly correlated per share value of the underlying portfolio that can be compared to current market price. Therefore, under normal circumstances, the VIIV is effectively a “real time” update of the Fund’s net asset value (NAV), which is computed only once a day. The specific methodology for calculating each fund’s VIIV, which will be overseen by the Board, will be disclosed on the Fund’s website.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES, AND RELATED RISKS

The Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.

With respect to the Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

Diversification

The Fund is “diversified” within the meaning of the 1940 Act. Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of its total assets, may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the securities of one issuer, other than investments in cash and cash items (including receivables), U.S. government securities, and securities of other investment companies. The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of the Fund’s holdings is measured at the time the Fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers.

In addition, the Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the Internal Revenue Code of 1986, as amended (the “Code”), and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objectives. See “Federal Income Taxes” in this SAI for further discussion.

General Risks

The value of the Fund’s portfolio securities may fluctuate with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. An investor in the Fund could lose money over short or long periods of time.

There can be no guarantee that a liquid market for the securities held by the Fund will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Financial markets, both domestic and foreign, have recently experienced an unusually high degree of volatility. Continuing events and possible continuing market turbulence may have an adverse effect on Fund performance.

Cyber Security Risk. Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, the Sub-Adviser, Custodian (defined below), Transfer Agent (defined below), intermediaries or other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices and the associated risk factors. The Fund will invest in any of the following instruments or engage in any of the following investment practices only if such investment or activity is consistent with the Fund’s investment objective and permitted by the Fund’s stated investment policies. In addition, certain of the techniques and investments discussed in this SAI are not principal strategies of the Fund as disclosed in the Prospectus, and while such techniques and investments are permissible for the Fund to utilize, the Fund is not required to utilize such non-principal techniques or investments.

The Fund operates in reliance on an exemptive order from the SEC (the “Order”), which limits the types of investments the Fund may hold to those listed in the Fund’s application for the Order. Under the terms of the Order, the Fund will invest only in exchange-traded funds, exchange-traded notes, exchange-listed common stocks, exchange-traded preferred stocks, exchange-traded American Depositary Receipts, exchange-traded real estate investment trusts, exchange-traded commodity pools, exchange-traded metal trusts, exchange-traded currency trusts and exchange-traded futures that trade on a U.S. exchange contemporaneously with the Fund’s shares, as well as cash and cash equivalents (which are short-term U.S. Treasury securities, government money market funds, and repurchase agreements). The Fund’s investment strategies and practices, including those listed below, are subject to these limitations.

Borrowing

Although the Fund does not intend to borrow money, the Fund may do so to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund may borrow up to one-third (1/3) of its total assets. The Fund will borrow money only for short-term or emergency purposes. Such borrowing is not for investment purposes and will be repaid by the Fund promptly. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Equity Securities

Equity securities, such as the common stocks of an issuer, are subject to stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment, or the financial condition of the issuers change. A decrease in value of the equity securities in the Fund’s portfolio may also cause the value of Shares to decline.

An investment in the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Fund’s portfolio securities and therefore a decrease in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.

Common Stocks — Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Depositary Receipts

The Fund’s investment in securities of foreign companies will be in the form of depositary receipts or securities of foreign issuers that trade on an exchange in the United States.

American Depositary Receipts (“ADRs”) are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by U.S. banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. American Depositary Shares (ADSs) are U.S. dollar-denominated equity shares of a foreign-based company available for purchase on an American stock exchange. ADSs are issued by depository banks in the United States under an agreement with the foreign issuer, and the entire issuance is called an ADR and the individual shares are referred to as ADSs.

Foreign Currencies

Although the Fund intends to hold investments only denominated in U.S. dollars, the Fund may have indirect exposure to foreign currency fluctuations. The Fund’s net asset value could decline if a relevant foreign currency depreciates against the U.S. dollar or if there are delays or limits on the repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund’s net asset value may change without warning, which could have a significant negative impact on the Fund.

Investment Company Securities

Subject to applicable statutory and regulatory limitations described below, and as permitted by the Order, the Fund may invest in exchange-traded funds. Investing in another pooled vehicle exposes the Fund to all the risks of that pooled vehicle. Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (1) more than 3% of the total outstanding voting stock of the acquired company; (2) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (3) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above.

If the Fund invests in and, thus, is a shareholder of another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including the Fund. The acquisition of Shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by exemptive rules under the 1940 Act.

The Fund may rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (1) the Fund, together with its affiliates, acquires no more than three percent of the outstanding voting stock of any acquired fund; and (2) the sales load charged on Shares is no greater than the limits set forth in Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Fund may also rely on Rule 12d1-4 under the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if the Fund satisfies certain conditions specified in the Rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

Other Short-Term Instruments

The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (1) shares of money market funds; (2) obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities (including government-sponsored enterprises); (3) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits, and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (4) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service or “A-1” by S&P Global Ratings or, if unrated, of comparable quality as determined by the Sub-Adviser; (5) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (6) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Sub-Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of government money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Securities Lending

If approved by the Board, the Fund may lend portfolio securities to certain creditworthy borrowers. The borrowers provide cash or cash equivalent collateral that is maintained in an amount at least equal to the current value of the securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned. The lending Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

The Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Fund in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from the Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

Tax Risks

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-deferred retirement account or other tax-advantaged arrangement, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Shares.

Temporary Defensive Strategies

Under normal market conditions, the Fund will stay fully invested according to its principal investment strategies. For temporary defensive purposes during adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents, such as U.S. Government obligations, investment-grade debt securities, and other money market instruments. Taking a temporary defensive position may result in the Fund not achieving its investment objective.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

Except with the approval of a majority of the outstanding voting securities, the Fund may not:

1.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.

2.	Make loans, except to the extent permitted under the 1940 Act.

3.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts (“REITs”) or securities of companies engaged in the real estate business.

4.	Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

5.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.

6.	Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by securities of the U.S. government (including its agencies and instrumentalities), registered investment companies, and tax-exempt securities of state or municipal governments and their political subdivisions, are not considered to be issued by members of any industry.

7.	With respect to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer (with the exception that this restriction does not apply to the Fund’s investments in the securities of the U.S. government, or its agencies or instrumentalities, or other investment companies).

In determining its compliance with the fundamental investment restriction on concentration, the Fund will look through to the underlying holdings of any affiliated investment company and will consider its entire investment in any investment company with a policy to concentrate, or having otherwise disclosed that it is concentrated, in a particular industry or group of related industries as being invested in such industry or group of related industries. Additionally, in determining its compliance with the fundamental investment restriction on concentration, the Fund will look through to the user or use of private activity municipal bonds to determine their industry.

In addition to the investment restrictions adopted as fundamental policies as set forth above, the Fund observes the following non-fundamental restriction, which may be changed without a shareholder vote:

●	Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in companies making a substantial contribution to mitigating climate change.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money will be observed continuously.

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange may, but is not required to, remove Shares from the listing under any of the following circumstances: (1) the Exchange has halted trading in the Fund’s shares because the VIIV is interrupted pursuant to the rules applicable to the Exchange and such interruption persists past the trading day in which it occurred or is no longer available; (2) the Exchange has halted trading in the Fund’s shares because the NAV is not disseminated to all market participants at the same time, the holdings of the Fund are not made available on at least a quarterly basis as required by the 1940 Act, or such holdings are not made available to all market participants at the same time pursuant to the rules applicable to the Exchange and such issue persists past the trading day in which it occurred;; (2) the Fund no longer complies with the Exchange’s requirements for Shares; or (3) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares from listing and trading upon termination of the Fund.

The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

MANAGEMENT OF THE TRUST

Board Responsibilities. The Board oversees the management and operations of the Trust. Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Adviser, the Sub-Adviser, the Distributor, the Administrator, the Sub-Administrator, the Custodian, and the Transfer Agent, each of whom is discussed in greater detail in this Statement of Additional Information. The Board has appointed various senior employees of the Administrator as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters and the President reports as to matters relating to the Trust’s operations. In addition, the Adviser provides regular reports on the investment strategy and performance of the Fund. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

As part of its oversight function, the Board receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Nominating and Governance Committee meets regularly with the CCO to discuss compliance and operational risks and the Audit Committee meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.

The full Board also receives reports from the Adviser as to investment risks of the Fund. In addition to these reports, from time to time the full Board receives reports from the Administrator and the Adviser as to enterprise risk management.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser, Sub-Adviser, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available, or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are four members of the Board, three of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). Mr. Eric W. Falkeis serves as Chairman of the Board and is an interested person of the Trust.

The Board is composed of a majority (75 percent) of Independent Trustees. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust, despite there being no Lead Independent Trustee. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees of the Trust constitute a majority of the Board, the number of Independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o Tidal Trust II, 234 W Florida St, Suite 203, Milwaukee, WI 53204.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees (2)
Javier Marquina Born: 1973	Trustee	Indefinite term; since 2022	Founder and Chief Executive Officer of ARQ Consultants Inc. (since 2019); Interim CEO for the Americas of Acciona Inmobiliaria (2020 to 2021); Head of Investment Team for Latin America for GLL Real Estate Partners (2016 to 2020); Self-employed real estate investment advisor advising institutional and private real estate investors in cross border property acquisitions and dispositions, as well as consulting research and market analysis (2015 to 2019).	24	Inmobiliaria Specturm
Michelle McDonough Born: 1980	Trustee	Indefinite term; since 2022	Chief Operating Officer, Trillium Asset Management LLC	24	Trillium Asset Management, LLC
Dave Norris Born: 1976	Trustee	Indefinite term; since 2022	Chief Operating Officer, RedRidge Diligence Services	24	None

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee
Eric W. Falkeis (3) Born: 1973	President, Principal Executive Officer, Trustee, and Chairman	President and Principal Executive Officer since 2022, Indefinite term; Trustee, and Chairman, since 2022, Indefinite term	Chief Executive Officer, Tidal ETF Services LLC (since 2018); Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013–2018) and Direxion Advisors, LLC (2017–2018); President and Principal Executive Officer (since 2018).	24	Independent Director, Muzinich BDC, Inc. (since 2019); Trustee, Professionally Managed Portfolios (27 series) (since 2011); Interested Trustee, Direxion Fund, Direxion Shares ETF Trust, and Direxion Insurance Trust (2014–2018); Trustee and Chairman of Tidal ETF Trust (since 2018).

(1)	The Trustees have designated a mandatory retirement age of 76, such that each Trustee, serving as such on the date he or she reaches the age of 76, shall submit his or her resignation not later than the last day of the calendar year in which his or her 76th birthday occurs.

(2)	All Independent Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (the “Independent Trustees”).

(3)	Mr. Falkeis is considered an “interested person” of the Trust due to his positions as President, Principal Executive Officer, Chairman and Secretary of the Trust, and Chief Executive Officer of Tidal ETF Services LLC, an affiliate of the Adviser.

Individual Trustee Qualifications

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their service as Trustees of the Trust in light of the Trust’s business and structure. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. The Board annually conducts a ‘self-assessment’ wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to serve effectively as Trustees of the Trust.

The Board has concluded that Mr. Marquina should serve as a Trustee because of his substantial business experience related to commercial real estate investment and business development through his current position as CEO and Founder at ARQ Consultants Inc., as well as through former positions. The Board believes Mr. Marquina’s experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, leads to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Ms. McDonough should serve as a Trustee because of her substantial financial services experience, including experience with operations, compliance, IT, service provider oversight and management. For over a decade, Ms. McDonough has served as COO of Trillium Asset Management and in that capacity oversees all non-investment functions for the firm. The Board believes Ms. McDonough experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, leads to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Mr. Norris should serve as a Trustee because of his substantial experience across multitude of industries and operated businesses. Mr. Norris’ business operation experience consists of capital raising, business development, investor relations, strategic planning, treasury management, deal execution, restructuring oversight of back-office functions. Mr. Norris serves as the Trust’s Audit Committee Financial Expert. The Board believes Mr. Norris’ experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, leads to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Mr. Falkeis should serve as a Trustee because of his substantial investment company experience and his experience with financial, accounting, investment, and regulatory matters through his former position as Senior Vice President and Chief Financial Officer (and other positions) of U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Global Fund Services” or the “Transfer Agent”), a full service provider to ETFs, mutual funds, and alternative investment products, from 1997 to 2013, as well as a Trustee and Chairman of the Tidal ETF Trust, from 2018 to present. In addition, he has experience consulting with investment advisors regarding the legal structure of mutual funds, distribution channel analysis, and actual distribution of those funds. Mr. Falkeis also has substantial managerial, operational, technological, and risk oversight related experience through his former position as Chief Operating Officer of the advisers to the Direxion mutual fund and ETF complex. The Board believes Mr. Falkeis’ experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees leads to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Board Committees. The Board has established the following standing committees of the Board:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust and is chaired by an Independent Trustee. Mr. Norris is chair of the Audit Committee and he presides at the Audit Committee meetings, participates in formulating agendas for Audit Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Audit Committee as set forth in its Board-approved written charter. The principal responsibilities of the Audit Committee include overseeing the Trust’s accounting and financial reporting policies and practices and its internal controls; overseeing the quality, objectivity and integrity of the Trust’s financial statements and the independent audits thereof; monitoring the independent auditor’s qualifications, independence, and performance; acting as a liaison between the Trust’s independent auditors and the full Board; pre-approving all auditing services to be performed for the Trust; reviewing the compensation and overseeing the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; pre-approving all permitted non-audit services (including the fees and terms thereof) to be performed for the Trust; pre-approving all permitted non-audit services to be performed for any investment adviser or sub-adviser to the Trust by any of the Trust’s independent auditors if the engagement relates directly to the operations and financial reporting of the Trust; meeting with the Trust’s independent auditors as necessary to (1) review the arrangement for and scope of the annual audits and any special audits, (2) discuss any matters of concern relating to the Fund’s financial statements, (3) consider the independent auditors’ comments with respect to the Trust’s financial policies, procedures and internal accounting controls and Trust management’s responses thereto, and (4) review the form of opinion the independent auditors propose to render to the Board and the Fund’s shareholders; discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Fund’s financial statements; and reviewing and discussing reports from the independent auditors on (1) all critical accounting policies and practices to be used, (2) all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, (3) other material written communications between the independent auditor and management, including any management letter, schedule of unadjusted differences, or management representation letter, and (4) all non-audit services provided to any entity in the Trust that were not pre-approved by the Committee; and reviewing disclosures made to the Committee by the Trust’s principal executive officer and principal accounting officer during their certification process for the Fund’s Form N-CSR. As of the date of this SAI, the Audit Committee met one time with respect to the Fund.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially escalating further to other entities). As of the date of this SAI, the QLCC has not met with respect to the Trust.

Nominating and Governance Committee. The Board has a standing Nominating and Governance Committee that is composed of each of the Independent Trustees of the Trust. The Nominating and Governance Committee operates under a written charter approved by the Board. The Nominating and Governance Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. The Nominating and Governance Committee generally will not consider nominees recommended by shareholders. The Nominating and Governance Committee is also responsible for, among other things, assisting the Board in its oversight of the Trust’s compliance program under Rule 38a-1 under the 1940 Act, reviewing and making recommendations regarding Independent Trustee compensation and the Trustees’ annual “self-assessment.” Ms. McDonough is the chair of the Nominating and Governance Committee. The Nominating Committee meets periodically, as necessary, but at least annually. As of the date of this SAI, the Nominating and Governance Committee met one time with respect to the Trust.

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o Tidal Trust II, 234 W Florida St, Suite 203, Milwaukee, WI 53204, unless otherwise indicated. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Eric W. Falkeis(1) Born: 1973	President, Principal Executive Officer, Interested Trustee, Chairman	President and Principal Executive Officer since 2022, Indefinite term; Interested Trustee, Chairman, since 2022, Indefinite term	Chief Executive Officer, Tidal ETF Services LLC (since 2018); Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013–2018) and Direxion Advisors, LLC (2017–2018); President, Principal Executive Officer, President, Principal Executive Officer, Interested Trustee, Chairman, and Secretary of Tidal ETF Trust (since 2018).
Daniel H. Carlson Born: 1955	Executive Vice President	Indefinite term; since 2022	Chief Financial Officer and Managing Member (since 2012), Chief Compliance Officer (2012-2023), Toroso Investments, LLC; Treasurer, Principal Financial Officer, Principal Accounting Officer, and AML Compliance Officer of Tidal ETF Trust.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
William H. Woolverton, Esq.	Chief Compliance Officer	Indefinite term; since 2022	Chief Compliance Officer (since 2023), Compliance Advisor (2022-2023), Toroso Investments, LLC (2022-2023); Chief Compliance Officer, Tidal ETF Services LLC (since 2022); Senior Compliance Advisor, Cipperman Compliance Services, LLC (since 2020); Operating Partner, Altamont Capital Partners (private equity firm) (2021 to present); Managing Director and Head of Legal - US, Waystone (global governance solutions) (2016 to 2019).
Ally L. Mueller Born: 1979	Treasurer, Principal Financial Officer and Principal Accounting Officer	Indefinite term; since 2022	Head of ETF Launches and Finance Director, Tidal ETF Services LLC (since 2019).
Lissa M. Richter Born: 1979	Secretary	Indefinite term; since 2022	ETF Regulatory Manager, Tidal ETF Services LLC (Since 2021); Senior Paralegal, Rafferty Asset Management, LLC (2013–2020); Senior Paralegal, Officer, U.S Bancorp Fund Services LLC, (2005 – 2013).
Charles Ragauss Born: 1987	Vice President	Indefinite term; since 2022	Portfolio Manager, Toroso Investments, LLC (Since 2020); Chief Operating Officer (and other capacities) CSat Investment Advisory, L.P. (2016 to 2020).

(1)	Mr. Falkeis is considered an “interested person” of the Trust due to his positions as President, Principal Executive Officer, Chairman and Secretary of the Trust and Chief Executive Officer of Tidal ETF Services LLC, an affiliate of the Adviser.

Trustee Ownership of Shares. The Fund is required to show the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

As of the date of this SAI, the Fund had not yet commenced operations and no Shares were outstanding.

Board Compensation. The Independent Trustees each receive a $10,000 retainer per year and $2,500 for each meeting attended, as well as reimbursement for travel and other out-of-pocket expenses incurred in connection with serving as a Trustee. The Trust has no pension or retirement plan.

The following table shows the compensation estimated to be earned by each Trustee for the Fund’s current fiscal year ending July 31, 2023. Independent Trustee fees are an obligation of the Trust and are paid by the Adviser, as are other Trust expenses. The Trust pays the Adviser a unitary fee which the Adviser uses to pay Trust expenses. Trustee compensation shown below does not include reimbursed out-of-pocket expenses in connection with attendance at meetings.

Name	Estimated Aggregate Compensation From Fund	Estimated Total Compensation From Fund Complex Paid to Trustees(1)
Interested Trustees
Eric W. Falkeis	$0	$0
Independent Trustees
Javier Marquina	$0	$27,500
Michelle McDonough	$0	$27,500
David Norris	$0	$27,500

(1)	Compensation is based on estimated amounts for the fiscal year ending March 31, 2023.

PRINCIPAL SHAREHOLDERS, CONTROL PERSONS AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.

As of the date of this SAI, the Adviser was a controlling shareholder of the Fund by virtue of its ownership of the initial shares of the Fund. Such interest is expected to be promptly diluted upon the commencement of the public offering of Shares.

CODES OF ETHICS

The Trust, the Adviser, and the Sub-Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust, the Adviser, and the Sub-Adviser from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the codes of ethics). Each code of ethics permits personnel subject to that code of ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Fund. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust, the Adviser, or the Sub-Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust, the Adviser, or the Sub-Adviser.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be found on the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICIES

The Board has delegated proxy voting responsibilities to the Adviser, subject to the Board’s oversight. Further, the Board authorized the Adviser to delegate such responsibility to the Sub-Adviser. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Sub-Adviser has adopted proxy voting policies and guidelines for this purpose (“Proxy Voting Policies”), which have been adopted by the Trust as the policies and procedures that will be used when voting proxies on behalf of the Fund.

In the absence of a conflict of interest, the Sub-Adviser will generally vote “for” routine proposals, such as the election of directors, approval of auditors, and amendments or revisions to corporate documents to eliminate outdated or unnecessary provisions. Unusual or disputed proposals will be reviewed and voted on a case-by-case basis. The Proxy Voting Policies address, among other things, material conflicts of interest that may arise between the interests of the Fund and the interests of the Adviser. The Proxy Voting Policies will ensure that all issues brought to shareholders are analyzed in light of the Sub-Adviser’s fiduciary responsibilities.

The Trust’s Chief Compliance Officer is responsible for monitoring the effectiveness of the Proxy Voting Policies.

When available, information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling (888) 318-0133 or (2) on the SEC’s website at www.sec.gov.

INVESTMENT ADVISER

Toroso Investments, LLC, located at 898 N. Broadway, Suite 2, Massapequa, New York 11758, serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund subject to the direction and oversight of the Board. Under the Advisory Agreement, the Adviser is also responsible for arranging sub-advisory, transfer agency, custody, fund administration and accounting, and other related services necessary for the Fund to operate. The Adviser provides oversight of the Sub-Adviser and review of the Sub-Adviser’s performance. The Adviser is also responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping, and administrative services. Under the Advisory Agreement, in exchange for a single unitary management fee from the Fund, the Adviser has agreed to pay all expenses incurred by the Fund except for the Excluded Expenses, as defined in the Prospectus. For services provided to the Fund, the Fund pays the Adviser a unified management fee at an annual rate based on the Fund’s average daily net assets as set forth in the table below.

Name of Fund	Management Fee
Veridien Climate Action ETF	0.85%

While the Adviser has delegated portfolio management decisions to the Sub-Adviser (see below), the Adviser will maintain responsibility for selecting brokers and executing the buy and sell trades recommended by the Sub-Adviser.

The Advisory Agreement with respect to the Fund will continue in force for an initial period of two years. Thereafter, the Advisory Agreement will be renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Adviser or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or the Adviser.

The Adviser shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding, or sale of any security.

The Fund is new and has not paid fees to the Adviser pursuant to the Advisory Agreement as of the date of this SAI.

INVESTMENT SUB-ADVISER

The Adviser has retained Veridien Global Investors LLC (“Veridien” or the “Sub-Adviser”), located at 320 Post Road, Darien, CT 06820, to serve as investment sub-adviser to the Fund pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”).

The Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio, including determining the securities to be purchased and sold by the Fund, subject to the supervision of the Adviser and the Board. For its services, the Sub-Adviser is paid a fee by the Adviser of at an annual rate of 0.70% of the Fund’s average daily net assets, which fee is calculated daily and paid monthly.

The Sub-Adviser has agreed to assume the Adviser’s obligation to pay all expenses incurred by the Fund, except for the sub-advisory fees payable to the Sub-Advisers and Excluded Expenses. Such expenses incurred by the Fund and paid by the Sub-Advisers include fees charged by Tidal ETF Services, LLC, the Fund’s administrator and an affiliate of the Adviser. For assuming the payment obligations for the Fund, the Adviser has agreed to pay the Sub-Adviser a portion of the profits, if any, generated by the Fund’s unitary management fee.

The Sub-Advisory Agreement with respect to the Fund will continue in force for an initial period of two years. Thereafter, the Sub-Advisory Agreement will be renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) called for that purpose, of a majority of those Trustees who are not “interested persons” of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time, without penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, on 60 days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on 60 days’ written notice to the Trust and the other party. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Fund is new, and the Adviser has not paid fees with respect to the Fund to the Sub-Adviser as of the date of this SAI.

PORTFOLIO MANAGERS

The Fund is managed jointly and primarily by Qiao Duan, CFA, Portfolio Manager for the Adviser, and Charles A. Ragauss, CFA, Portfolio Manager for the Adviser, and by Ariane Mahler, Portfolio Manager for Veridien, and Paulus Ingram, Portfolio Manager for Veridien.

Other Accounts. In addition to the Fund, the portfolio managers managed the following other accounts as of February 28, 2023.

Ariane Mahler, Portfolio Manager for Veridien

Type of Accounts	Total Number of Accounts	Total Assets of Accounts	Total Number of Accounts Subject to a Performance-Based Fee	Total Assets of Accounts Subject to a Performance-Based Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$191,462	1	$191,462.06

Paulus Ingram, Portfolio Manager for Veridien

Type of Accounts	Total Number of Accounts	Total Assets of Accounts	Total Number of Accounts Subject to a Performance-Based Fee	Total Assets of Accounts Subject to a Performance-Based Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	3	$702,304	3	$702,304

Qiao Duan, CFA, Portfolio Manager for the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance-Based Fee	Total Assets of Accounts Subject to a Performance-Based Fee
Registered Investment Companies	10	$70	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Charles A. Ragauss, CFA, Portfolio Manager for the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance-Based Fee	Total Assets of Accounts Subject to a Performance-Based Fee
Registered Investment Companies	60	$4,216	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Portfolio Manager Fund Ownership. The Fund is required to show the dollar range of each portfolio manager’s “beneficial ownership” of Shares as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of the date of this SAI, the Fund had not yet commenced operations and no Shares were owned by the portfolio managers.

Portfolio Manager Compensation.

Each of Ms. Qiao Duan and Mr. Ragauss is compensated by the Adviser with a fixed salary and discretionary bonus based on the financial performance and profitability of the Adviser and not based on the performance of the Fund.

The compensation of Ms. Mahler and Mr. Ingram includes a base salary and discretionary bonus. Ms. Mahler and Mr. Ingram are also compensated by being equity owners in the Sub-Adviser.

Description of Material Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives or strategies as the Fund. A potential conflict of interest may arise as a result, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. For instance, the portfolio managers may receive fees from certain accounts that are higher than the fees received from the Fund, or receive a performance-based fee on certain accounts. In those instances, a portfolio manager has an incentive to favor the higher and/or performance-based fee accounts over the Fund. To mitigate these conflicts, the Adviser and the Sub-Adviser have each established policies and procedures to ensure that the purchase and sale of securities among all accounts the firms manage are fairly and equitably allocated.

THE DISTRIBUTOR

The Trust and Foreside Fund Services, LLC (the “Distributor”) are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Fund and distributes Shares on a best efforts basis. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is Three Canal Plaza, Suite 100, Portland, ME 04101.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will review orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (1) by the vote of the Trustees or by a vote of the shareholders of the Fund and (2) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

The Fund is new and has not incurred any underwriting commissions and the Distributor has not retained any amounts as of the date of this SAI.

Intermediary Compensation. The Adviser, the Sub-Adviser, or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), may pay certain broker dealers, banks, and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares.

Such compensation may be paid to Intermediaries that provide services to the Fund, including marketing and education support (such as through conferences, webinars, and printed communications). The Adviser and the Sub-Adviser will periodically assess the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker, or other investment professional, if any, may also be significant to such adviser, broker, or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker, or investment professional if they receive similar payments from their Intermediary firm.

The Adviser and its affiliates may, out of their own resources, compensate large investors for their cost of capital for holding an investment in the Fund of a specified size and for a specified period of time in order to facilitate commencement of the Fund’s operations or for the Fund to achieve size or scale. There can be no assurance that any such investing entity would not sell or redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.

Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker, or other investment professional for more information regarding any payments their Intermediary firm may receive. Any payments made by the Adviser, the Sub-Adviser, or their affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.

If you have any additional questions, please call (888) 318-0133.

Distribution (Rule 12b-1) Plan. The Trust has adopted a Distribution (Rule 12b-1) Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. No payments pursuant to the Plan are expected to be made during the twelve (12) month period from the date of this SAI. Rule 12b-1 fees to be paid by the Fund under the Plan may only be imposed after approval by the Board.

Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Disinterested Trustees”). The Plan may be continued from year-to-year only if the Board, including a majority of the Disinterested Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders. The Board has determined that the Plan is likely to benefit the Fund by providing an incentive for brokers, dealers, and other financial intermediaries to engage in sales and marketing efforts on behalf of the Fund and to provide enhanced services to shareholders. The Board also determined that the Plan may enhance the Fund’s ability to sell shares and access important distribution channels.

The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding Shares. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Disinterested Trustees.

The Plan provides that the Fund pays the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, and insurance companies including, without limit, investment counselors, broker-dealers, and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with FINRA rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, the Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing, or arranging for others to provide, shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (1) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (2) marketing and promotional services, including advertising; (3) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Fund; (4) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (5) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, and investment counselors, broker-dealers, mutual fund supermarkets, and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (6) facilitating communications with beneficial owners of Shares, including the cost of providing, or paying others to provide, services to beneficial owners of Shares, including, but not limited to, assistance in answering inquiries related to Shareholder accounts; and (7) such other services and obligations as are set forth in the Distribution Agreement.

ADMINISTRATOR

Tidal ETF Services LLC (“Tidal” or the “Administrator”), an affiliate of the Adviser, serves as the Fund’s administrator. Tidal is located at 234 W Florida St, Suite 203, Milwaukee, WI 53204. Pursuant to a Fund Administration Servicing Agreement between the Trust and Tidal, Tidal provides the Trust with, or arranges for, administrative and management services (other than investment advisory services) to be provided to the Trust and the Board. Pursuant to the Fund Administration Servicing Agreement, officers or employees of Tidal serve as the Trust’s principal executive officer and principal financial officer, Tidal coordinates the payment of Fund-related expenses, and Tidal manages the Trust’s relationships with its various service providers. As compensation for the services it provides, Tidal receives a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. Tidal also is entitled to certain out-of-pocket expenses for the services mentioned above.

The Fund is new, and Tidal has not received any fees for administrative services to the Fund as of the date of this SAI.

SUB-ADMINISTRATOR AND TRANSFER AGENT

Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s sub-administrator and transfer agent.

Pursuant to a Fund Sub-Administration Servicing Agreement and a Fund Accounting Servicing Agreement between the Trust and Global Fund Services, Global Fund Services provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. In this capacity, Global Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Shares. As compensation for the administration, accounting and management services, the Adviser pays Global Fund Services a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. Global Fund Services also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.

The Fund is new, and Global Fund Services has not received any fees for administrative services to the Fund as of the date of this SAI.

CUSTODIAN

Pursuant to a Custody Agreement, U.S. Bank National Association (“U.S. Bank”), 1555 North Rivercenter Drive, Milwaukee, Wisconsin 53212, serves as the custodian (the “Custodian”) of the Fund’s assets. U.S. Bank is the parent company of Global Fund Services. The Custodian holds and administers the assets in the Fund’s portfolio. Pursuant to the Custody Agreement, the Custodian receives an annual fee from the Adviser based on the Trust’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian also is entitled to certain out-of-pocket expenses.

LEGAL COUNSEL

Sullivan & Worcester LLP, 1633 Broadway, New York, NY 10019, serves as legal counsel for the Trust and the Independent Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings and characteristics, which are described more below.

Full portfolio holdings for the Fund will generally be made available for distribution quarterly. Portfolio holdings will be disclosed in annual and semiannual shareholder reports and on Form N-PORT, which disclosures are filed with the Securities and Exchange Commission within 60 days of each fiscal quarter end and also posted on www.CLIA-ETF.com at approximately the same time the filings are made. The distribution of holdings after the above time periods is not limited.

In addition, each Business Day certain Fund service providers, such as the Fund’s custodian, pricing verification agent or AP Representatives (as defined below) have access to the identity and/or weightings of the Fund’s portfolio securities who have need of such information in connection with the ordinary course of their respective duties to the Fund. The service providers are contractually restricted from disclosing that information to any other person, or using that information for any purpose other than providing services to the Fund. The Fund’s Chief Compliance Officer may authorize disclosure of portfolio holdings.

As described below, the Fund will select and utilize an AP Representative who will establish and maintain a Confidential Account (as defined below) for the benefit of an Authorized Participant, in order to engage in in-kind creation and redemption activity. Each day, the fund’s custodian will transmit the composition of the fund’s Creation Basket (as defined below) to each AP Representative. Pursuant to a Confidential Account Agreement (as defined below), the AP Representative will be restricted from disclosing the Creation Basket and will undertake an obligation not to use the identity or weighting of the securities in the Creation Basket for any purpose other than executing creations and redemptions for a fund. The Confidential Account will enable Authorized Participants to transact in the underlying securities of the Creation Basket through their AP Representatives, enabling them to engage in in-kind creation or redemption activity.

REGULATION FD POLICY

As required by the Order, the Fund has adopted a policy to comply with the requirements of Regulation FD as if they applied to them (the Regulation FD Policy). The Regulation FD Policy requires the Fund, or anyone acting on its behalf, that discloses any material non-public information regarding the Fund or its portfolio securities to any of a group of specified entities to make public disclosure either simultaneously if the disclosure was intentional, or promptly if the disclosure was non-intentional. The selective disclosure rule applies to both verbal and written communications. The Regulation FD Policy applies to the Fund and each person acting on behalf of the Fund, including all trustees, directors, managers or executive officers of the Fund and the Adviser, or any other officers, employees or agents of the Fund and Adviser who regularly communicate with certain “securities market professionals” or holders of the Fund’s securities. The Regulation FD Policy is designed to prevent the disclosure of material non-public information about the Fund or its securities, unless such disclosure is permitted by the policy and, where required, has received approval from the legal department.

DESCRIPTION OF SHARES

The Second Amended and Restated Declaration of Trust (“Declaration of Trust”) authorizes the issuance of an unlimited number of funds and shares. Each share represents an equal proportionate interest in the Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing Shares will not be issued. Shares, when issued, are fully paid and non-assessable.

Each Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds in the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. The Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters upon the written request of shareholders holding at least a majority of the outstanding shares of the Trust entitled to vote at such meeting. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee or officer of the Trust, and upon the due approval of the Trustees, each person who is, or has been an employee or agent of the Trust, and, upon due approval of the Trustees, any person who is serving or has served at the Trust’s request as a director, officer, partner, trustee, employee, agent, or fiduciary of another organization with respect to any alleged acts or omissions while acting within the scope of a Trustee’s service in such a position. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for a Trustee’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/ dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/ dealers. The Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

Subject to the foregoing policies, brokers or dealers selected to execute the Fund’s portfolio transactions may include the Fund’s Authorized Participants (as discussed in “Purchase and Redemption of Shares in Creation Units — Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Fund’s portfolio transactions in conjunction with an all-cash Creation Unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Shares in Creation Units — Creation Transaction Fee” and “ — Redemption Transaction Fee”, the Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute the Fund’s portfolio transactions in connection with such orders.

The Adviser may use the Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser does not “pay up” for the value of any such proprietary research. Section 28(e) of the 1934 Act permits the Adviser under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services, and computer software and access charges which are directly related to investment research.

Accordingly, the Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Adviser but only if the Adviser determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to (1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate, (2) cause clients to engage in more securities transactions than would otherwise be optimal, and (3) only recommend brokers that provide soft dollar benefits.

The Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Adviser can use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Adviser’s expenses to the extent that the Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Adviser effectively cross subsidizing the other accounts managed by the Adviser that benefit directly from the product. The Adviser may not necessarily use all of the brokerage or research services in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.

The Adviser is responsible, subject to oversight by the Board, for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

The Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

The Fund is new and has not paid any brokerage commissions as of the date of this SAI.

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund or the Adviser for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

The Fund is required to identify the securities of their “regular brokers or dealers” that the Fund has acquired during its most recent fiscal year. The Fund is new and did not own equity securities of its regular broker-dealers or their parent companies as of the date of this SAI.

Directed Brokerage

The Fund is new and did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Fund are the ten brokers or dealers that, during the most recent fiscal year: (1) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (2) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (3) sold the largest dollar amounts of Shares.

The Fund is new and did not own equity securities of its regular broker-dealers or their parent companies as of the date of this SAI.

PORTFOLIO TURNOVER RATE

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities and securities transferred in-kind) by the average market value of the Fund. A rate of 100% indicates that the equivalent of all of the Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by the Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

The Fund is new and does not have a portfolio turnover rate to report as of the date of this SAI.

BOOK ENTRY ONLY SYSTEM

The Depository Trust Company (“DTC”) acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names, and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number, and at such place as such DTC Participant may reasonably request, in order that such notice, statement, or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interest in Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall act either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

The Trust issues and redeems Shares only in Creation Units on a continuous basis through the Transfer Agent, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”).

The NAV of Shares is calculated each Business Day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. The Fund will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for regular trading.

Fund Deposit. The consideration for purchase of a Creation Unit of the Fund generally consists of either (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit and the Cash Component (defined below), computed as described below, or (ii) the cash value of the Deposit Securities. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

On each Business Day prior to the opening of business on the Listing Exchange, the Fund’s custodian will transmit to each AP Representative the list of names and quantities of each Deposit Security and the amount of the Cash Component (if any) to be included in the current Fund Deposit (based on information as of the end of the previous Business Day for a fund). Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of the Fund until such time as the next-announced Fund Deposit is made available.

The identity and number of shares of the Deposit Securities and the amount of the Cash Component changes pursuant to changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by Adviser with a view to the investment goal of the Fund. The composition of the Deposit Securities and the amount of the Cash Component may also change in response to adjustments to the Fund’s portfolio.

The “Fund Deposit,” represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

Cash Purchase. The Trust may at its discretion permit full or partial cash purchases of Creation Units of the Fund. When full or partial cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant, through the AP Representative (defined below), must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a creation transaction fee and non-standard charges, as may be applicable.

Role of APs and AP Representatives. Creation Units may be purchased only by or through an AP Representative, for the benefit of an AP that has entered into an AP Agreement with the Distributor and a Confidential Account (as defined below) with the Fund. Such AP will agree, pursuant to the terms of such AP Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such AP will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the NAV of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An AP, acting on behalf of an investor, may require the investor to enter into an agreement with such AP with respect to certain matters, including payment of the Cash Component. Investors who are not APs must make appropriate arrangements with an AP. Investors should be aware that their broker may not be an AP or may not have executed an AP Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an AP. As a result, purchase orders placed through an AP may result in additional charges to such investor. The Trust may not enter into an AP Agreement with more than a small number of APs.

Each Authorized Participant will establish and maintain a confidential brokerage account (a Confidential Account) with an agent (determined by the Adviser or Sub-Adviser), which will be a broker-dealer (AP Representative), for the benefit of the Authorized Participant, in order to engage in in-kind creation and redemption activity. Each day, the Fund’s custodian will transmit the Fund’s Creation Basket (defined below) to each AP Representative. Pursuant to a contract (the Confidential Account Agreement), the AP Representative will be restricted from disclosing the names and quantities of the in-kind instruments (and cash) that constitute, in either the case of a purchase or a redemption, the “Creation Basket.” In addition, the AP Representative will undertake an obligation not to use the identity of the securities in the Creation Basket for any purpose other than facilitating creations and redemptions for the Fund. The Confidential Account will enable Authorized Participants to transact in the underlying securities of the Creation Basket through their AP Representatives, enabling them to engage in in-kind creation or redemption activity without knowing the identity of those securities. Acting on execution instructions from an Authorized Participant, the AP Representative may purchase or sell the securities in the Creation Basket for purposes of effecting in-kind creation and redemption activity during the day. Authorized Participants are responsible for all order instructions and associated profit and loss.

Procedures for Purchase of Creation Units. To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement with respect to purchases and redemptions of Creation Units and a Confidential Account Agreement (as defined below) with an AP Representative (as defined below). Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes. Creation Units may be purchased only by or through an AP Representative, for the benefit of an Authorized Participant.

All orders to purchase Shares directly from the Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for orders to purchase Creation Units is expected to be 4:00 p.m. Eastern time, which time may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units must be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Fund, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. A Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than 3:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. The “Settlement Date” for the Fund is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 3:00 p.m. Eastern Time, with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 3:00 p.m. Eastern Time on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the required Deposit Securities (or the cash value thereof) have been delivered to the account of the Custodian (or sub-custodian, as applicable), the Transfer Agent and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Transfer Agent. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 3:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units. The Trust reserves the right to reject an order for Creation Units transmitted to it by the Transfer Agent with respect to the Fund including, without limitation, if (1) the order is not in proper form; (2) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (3) the investor(s), upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares; (4) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (5) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (6) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process; and other extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Notwithstanding the Trust’s ability to reject an order for creation units, the Trust will only do so in a manner consistent with Rule 6c-11 under the 1940 Act, and SEC guidance relating thereto, including the ability of the Trust to suspend orders only in limited times and extraordinary circumstances. Additionally, a supervision of creation units by the Trust, on behalf of the Fund, will not impair the arbitrage mechanism for investors.

Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for the Fund, regardless of the number of Creation Units created in the transaction, can be found in the table below. The Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders.

Name of Fund	Fixed Creation Transaction Fee	Maximum Variable Transaction Fee
Veridien Climate Action ETF	$500	2%

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities (defined below) from the Trust to their account or on their order.

Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian will transmit to each AP Representative prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. If the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

Cash Redemption. Full or partial cash redemptions of Creation Units will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Redemption Amount to be paid to an in-kind redeemer.

Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for the Fund, regardless of the number of Creation Units redeemed in the transaction, can be found in the table below. The Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders.

Name of Fund	Fixed Redemption Transaction Fee	Maximum Variable Transaction Fee
Veridien Climate Action ETF	$500	2%

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 4:00 p.m. Eastern time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such Shareholder (or the AP Representative acting on behalf of such Authorized Participant ) must maintain appropriate custody arrangements with a qualified broker-dealer, bank, or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds will generally be made within two Business Days of the trade date.

The Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NAV

NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is calculated by Global Fund Services and determined at the scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that the NYSE is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating the Fund’s NAV per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (1) obtained from an exchange, a pricing service, or a major market maker (or dealer), (2) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (3) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. The Fund may use various pricing services, or discontinue the use of any pricing service, as approved by the Adviser from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions, and Taxes.”

General Policies. The Fund intends to pay out dividends and interest income, if any, annually and distribute any net realized capital gains to its shareholders at least annually. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

The Fund will declare and pay income and capital gain distributions, if any, in cash. Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Fund makes additional distributions to the extent necessary (1) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (2) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income at the Fund level.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the Fund at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

FEDERAL INCOME TAXES

The following is only a summary of certain U.S. federal income tax considerations generally affecting the Fund and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years before January 1, 2026. There were only minor changes with respect to the specific rules applicable to RICs, such as the Fund. The Tax Act, however, also made numerous other changes to the tax rules that may affect shareholders and the Fund. Subsequent legislation has modified certain changes to the U.S. federal income tax rules made by the Tax Act which may, in addition, affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how this legislation affects your investment in the Fund.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, local, or foreign taxes.

Taxation of the Fund. The Fund will elect and intends to qualify each year to be treated as a RIC under the Code. As such, the Fund should not be subject to federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. Generally, to be taxed as a RIC, the Fund must distribute in each taxable year at least 90% of its “investment company taxable income” (before the deduction for dividends paid) for the taxable year, which includes, among other items, dividends, interest, net short-term capital gain, and net foreign currency gain, less expenses, as well as 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or foreign currencies, and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (2) at the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

To the extent the Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by noncorporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a fund-level tax on certain net built in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, subject to special rules in the event the Fund makes an election under Section 4982(e)(4) of the Code, (commonly referred to as “post-October losses”), and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

The Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for either the one-year period ending on October 31 of that year, or, if the Fund makes an election under Section 4982(e)(4) of the Code, the Fund’s fiscal year, subject to an increase for any shortfall in the prior year’s distribution. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be eliminated.

The Fund intends to distribute substantially all of its net investment income and net capital gain to shareholders for each taxable year. If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax at regular corporate rates to the extent any such income or gains are not distributed. The Fund may elect to designate certain amounts retained as undistributed net capital gain as deemed distributions in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Taxation of Shareholders – Distributions. The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net long-term capital gains in excess of net short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net capital gain will be taxable to Fund shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional Shares.

The Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporate shareholders, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at long-term capital gain rates.

Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

Qualified dividend income includes, in general, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain “qualified foreign corporations.” Subject to certain limitations, “qualified foreign corporations” include those incorporated in territories of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the Fund from an ETF or an underlying fund taxable as a RIC or a REIT may be treated as qualified dividend income generally only to the extent so reported by such ETF, underlying fund or REIT. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

Fund dividends will not be treated as qualified dividend income if the Fund does not meet certain holding period and other requirements with respect to dividend paying stocks in its portfolio, or the shareholder does not meet certain holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income.

In the case of corporate shareholders, certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend to be eligible. Capital gain dividends distributed to the Fund from other RICs are not eligible for the dividends-received deduction. To qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends-received deduction with respect to those Shares.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

Shareholders who have not held Shares for a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable to the shareholder even though it may economically represent a return of a portion of the shareholder’s investment.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Taxation of Shareholders – Sale of Shares. A sale or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such Shares (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service (“IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for an exchanger who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares composing the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust, on behalf of the Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

Taxation of Fund Investments. Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding Fund-level income and excise taxes. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as a RIC. To the extent the Fund invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments.

Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that they are not subject to “backup withholding;” or (4) fails to provide a certified statement that they are a U.S. person (including a U.S. resident alien). The backup withholding rate is at a rate set under Section 3406 of the Code. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. federal income tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

Foreign Shareholders. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to a U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year (based on a formula that factors in presence in the U.S. during the two preceding years as well). Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on distributions of net investment income paid to (a) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its account holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the foreign financial institution’s country of residence), and (b) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in the Fund should consult their tax advisors in this regard.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation, except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are generally not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund if, for example, (1) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (2) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (3) Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of the Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Issues. In those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

FINANCIAL STATEMENTS

Financial statements and annual reports will be available after the Fund has completed a fiscal year of operations. When available, you may request a copy of the Fund’s annual report at no charge by calling (888) 318-0133 or through the Fund’s website at www.CLIA-ETF.com.

TIDAL TRUST II
PART C:  OTHER INFORMATION

Item 28.  Exhibits

Exhibit No.		Description of Exhibit
(a)	(i)	Certificate of Trust of Tidal Trust II (formerly, Tidal ETF Trust II) (the Trust or the Registrant), previously filed with the Trusts registration statement on Form N-1A on April 26, 2022, is hereby incorporated by reference.
	(ii)	Certificate of Amendment to Certificate of Trust previously filed with Post-Effective Amendment No. 28 on Form N-1A on November 14, 2022 and is incorporated herein by reference.
	(iii)	Registrants Second Amended and Restated Declaration of Trust previously filed with Post-Effective Amendment No. 28 on Form N-1A on November 14, 2022 and is incorporated herein by reference.
(iv)

Organizational Documents for Return Stacked Cayman Subsidiary (for the Return Stacked Bonds & Managed Futures ETF).

(1)   Investment Advisory Agreement previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.

(2)   Futures Trading Sub-Advisory Agreement previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.

(3)   Memorandum and Articles of Association previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.

(4)   Certificate of Incorporation previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.

(5)  Tax Undertaking previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.

(6)  Private Investment Company Custodian Agreement previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.

(b)		Registrants Amended and Restated By-Laws - previously filed with Post-Effective Amendment No. 28 on Form N-1A on November 14, 2022 and is incorporated herein by reference.
(c)		Instruments Defining Rights of Security Holders See relevant portions of Declaration of Trust and By-Laws.
(d)	(i)	Investment Advisory Agreement between the Trust (on behalf of Carbon Collective Climate Solutions U.S. Equity ETF) and Toroso Investments, LLC, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
	(ii)	Investment Advisory Agreement between the Trust (on behalf of YieldMax AAPL Option Income Strategy ETF, YieldMax AMZN Option Income Strategy ETF, YieldMax BRK.B Option Income Strategy ETF, YieldMax COIN Option Income Strategy ETF, YieldMax META Option Income Strategy ETF, YieldMax GOOG Option Income Strategy ETF, YieldMax NFLX Option Income Strategy ETF, YieldMax NVDA Option Income Strategy ETF, YieldMax SQ Option Income Strategy ETF, YieldMax TSLA Option Income Strategy ETF, YieldMax ARKK Option Income Strategy ETF, YieldMax KWEB Option Income Strategy ETF, YieldMax GDX Option Income Strategy ETF, YieldMax XBI Option Income Strategy ETF, and YieldMax TLT Option Income Strategy ETF) and Toroso Investments, LLC previously filed with Post-Effective Amendment No. 32 on Form N-1A on November 21, 2022 and is incorporated herein by reference
	(iii)	Investment Advisory Agreement between the Trust (on behalf of Senior Secured Credit Opportunities ETF) and Toroso Investments, LLC - previously filed with Post-Effective Amendment No. 15 on Form N-1A on October 13, 2022 and is incorporated herein by reference.
	(iv)	Investment Advisory Agreement between the Trust (on behalf of The Meet Kevin Pricing Power ETF, The Meet Kevin Select ETF, The Meet Kevin Moderate ETF (The Meet Kevin ETFs)) and Toroso Investments, LLC previously filed with Post-Effective Amendment No. 28 on Form N-1A on November 14, 2022 and is incorporated herein by reference.
	(v)	Investment Advisory Agreement between the Trust (on behalf REX Short MSTR ETF, REX Short COIN ETF, REX Short GME ETF, REX Short AMC ETF, REX Short PTON ETF, REX Short TLRY ETF, REX Short NKLA ETF, REX Short HOOD ETF, REX Short BYND ETF, and REX Short PENN ETF) and Toroso Investments, LLC – to be filed by amendment.

(vi)	Investment Advisory Agreement between the Trust (on behalf of Nicholas Fixed Income Alternative ETF) and Toroso Investments, LLC previously filed with Post-Effective Amendment No. 34 on Form N-1A on November 22, 2022 and is incorporated herein by reference.
(vii)	Investment Advisory Agreement between the Trust (on behalf of Rex 2X MSTR ETF, Rex 2X COIN ETF, Rex 2X GME ETF, Rex 2X AMC ETF, Rex 2X PTON ETF, Rex 2X TLRY ETF, Rex 2X NKLA ETF, Rex 2X HOOD ETF, Rex 2X BYND ETF, and Rex 2X PENN ETF) and Toroso Investments, LLC – to be filed by amendment.
(viii)	Investment Advisory Agreement between the Trust (on behalf of the Pinnacle Focused Opportunities ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
(ix)	Investment Advisory Agreement between the Trust (on behalf of the Tactical Advantage ETF) and Toroso Investments, LLC previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(x)	Investment Advisory Agreement between the Trust (on behalf of the Veridien Climate Action ETF) and Toroso Investments, LLC – filed herewith.
(xi)	Investment Advisory Agreement between the Trust (on behalf of the Return Stacked Bonds & Managed Futures ETF and Return Stacked Global Stocks & Bonds ETF) and Toroso Investments, LLC previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(xii)	Investment Advisory Agreement between the Trust (on behalf of the DGA Absolute Return ETF) and Toroso Investments, LLC – to be filed by amendment.
(xiii)	Investment Advisory Agreement between the Trust (on behalf of the Tactical Advantage ETF) and Toroso Investments, LLC – to be filed by amendment.
(xiv)	Investment Advisory Agreement between the Trust (on behalf of the Clouty Tune ETF) and Toroso Investments, LLC – to be filed by amendment.
(xv)	Investment Advisory Agreement between the Trust (on behalf of the Roundhill Generative AI & Technology ETF) and Toroso Investments, LLC – to be filed by amendment.
(xvi)	Investment Advisory Agreement between the Trust (on behalf of the CNIC ICE U.S. Carbon Neutral Power Index ETF) and Toroso Investments, LLC – to be filed by amendment.
(xvii)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Carbon Collective Investing, LLC (for the Carbon Collective Climate Solutions U.S. Equity ETF), previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
(xviii)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and ZEGA Financial, LLC (for the YieldMax AAPL Option Income Strategy ETF, YieldMax AMZN Option Income Strategy ETF, YieldMax BRK.B Option Income ETF, YieldMax COIN Option Income Strategy ETF, YieldMax META Option Income Strategy ETF, YieldMax GOOG Option Income Strategy ETF, YieldMax NFLX Option Income Strategy ETF, YieldMax NVDA Option Income Strategy ETF, YieldMax SQ Option Income Strategy ETF, YieldMax TSLA Option Income Strategy ETF YieldMax ARKK Option Income Strategy ETF, YieldMax KWEB Option Income Strategy ETF, YieldMax GDX Option Income Strategy ETF, YieldMax XBI Option Income Strategy ETF, and YieldMax TLT Option Income Strategy ETF) previously filed with Post-Effective Amendment No. 32 on Form N-1A on November 21, 2022 and is incorporated herein by reference.
(xix)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Platos Philosophy LLC (for The Meet Kevin ETFs) previously filed with Post-Effective Amendment No. 28 on Form N-1A on November 14, 2022 and is incorporated herein by reference.
(xx)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and BluePath Capital Management, LLC (for the Nicholas Fixed Income Alternative ETF) previously filed with Post-Effective Amendment No. 34 on Form N-1A on November 22, 2022 and is incorporated herein by reference.
(xxi)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and ZEGA Financial, LLC (for the Nicholas Fixed Income Alternative ETF) previously filed with Post-Effective Amendment No. 34 on Form N-1A on November 22, 2022 and is incorporated herein by reference.
(xxii)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Pinnacle Family Advisors, LLC (for the Pinnacle Focused Opportunities ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
(xxiii)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Family Dynasty Advisors LLC (for the Tactical Advantage ETF) previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(xxiv)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Newfound Research LLC (for the Return Stacked Bonds & Managed Futures ETF and Return Stacked Global Stocks & Bonds ETF) previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.

	(xxv)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Montrose Estate Capital Management, LLC d/b/a Days Global Advisors (for the DGA Absolute Return ETF) – to be filed by amendment.
	(xxvi)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Veridien Global Investors LLC (for the Veridien Climate Action ETF) – filed herewith.
	(xxvii)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Roundhill Financial Inc. (for the Roundhill Generative AI & Technology ETF) – to be filed by amendment.
(e)	(i)

Distribution Agreement between the Trust and Foreside Fund Services, LLC, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.

(1) First Amendment to the Distribution Agreement (adding YieldMax AAPL Option Income ETF, YieldMax AMZN Option Income Strategy ETF, YieldMax BRK.B Option Income Strategy ETF, YieldMax COIN Option Income Strategy ETF, YieldMax META Option Income Strategy ETF, YieldMax GOOG Option Income Strategy ETF, YieldMax NFLX Option Income Strategy ETF, YieldMax NVDA Option Income Strategy ETF, YieldMax SQ Option Income Strategy ETF, YieldMax TSLA Option Income Strategy ETF, YieldMax ARKK Option Income Strategy ETF, YieldMax KWEB Option Income Strategy ETF, YieldMax GDX Option Income Strategy ETF, YieldMax XBI Option Income Strategy ETF, and YieldMax TLT Option Income Strategy ETF, and Senior Secured Credit Opportunities ETF) previously filed with Post-Effective Amendment No. 15 on Form N-1A on October 13, 2022 and is incorporated herein by reference.

(2) Second Amendment to the Distribution Agreement (adding The Meet Kevin Pricing Power ETF, The Meet Kevin Select ETF, The Meet Kevin Moderate ETF) previously filed with Post-Effective Amendment No. 28 on Form N-1A on November 14, 2022 and is incorporated herein by reference.
(3) Third Amendment to the Distribution Agreement (adding REX Short MSTR ETF, REX Short COIN ETF, REX Short GME ETF, REX Short AMC ETF, REX Short PTON ETF, REX Short TLRY ETF, REX Short NKLA ETF, REX Short HOOD ETF, REX Short BYND ETF, REX Short PENN ETF, and Nicholas Fixed Income Alternative ETF) previously filed with Post-Effective Amendment No. 34 on Form N-1A on November 22, 2022 and is incorporated herein by reference..
(4) Fourth Amendment to the Distribution Agreement (adding Pinnacle Focused Opportunities ETF, Veridien Climate Action ETF, and Rex 2X MSTR ETF, Rex 2X COIN ETF, Rex 2X GME ETF, Rex 2X AMC ETF, Rex 2X PTON ETF, Rex 2X TLRY ETF, Rex 2X NKLA ETF, Rex 2X HOOD ETF, Rex 2X BYND ETF, and Rex 2X PENN ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
(5) Fifth Amendment to the Distribution Agreement (adding Return Stacked Bonds & Managed Futures ETF and Return Stacked Global Stocks & Bonds ETF) previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(6) Sixth Amendment to the Distribution Agreement (adding DGA Absolute Return ETF, Tactical Advantage ETF, Clouty Tune ETF) /previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(8) Eighth Amendment to the Distribution Agreement (adding Roundhill Generative AI & Technology ETF) – to be filed by amendment.
(9) Ninth Amendment to the Distribution Agreement (adding CNIC ICE U.S. Carbon Neutral Power Index ETF) – to be filed by amendment.
	(ii)	Form of Authorized Participant Agreement, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
	(iii)	Distribution Services Agreement between Toroso Investments, LLC and Foreside Fund Services, LLC, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
(f)		Not applicable.
(g)	(i)	Custodian Agreement between the Trust and U.S. Bank National Association, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.

(1) First Amendment to the Custodian Agreement (adding YieldMax AAPL Option Income Strategy ETF, YieldMax AMZN Option Income Strategy ETF, YieldMax BRK.B Option Income Strategy ETF, YieldMax COIN Option Income Strategy ETF, YieldMax META Option Income Strategy ETF, YieldMax GOOG Option Income Strategy ETF, YieldMax NFLX Option Income Strategy ETF, YieldMax NVDA Option Income Strategy ETF, YieldMax SQ Option Income Strategy ETF, and YieldMax TSLA Option Income ETF, YieldMax ARKK Option Income ETF, YieldMax KWEB Option Income ETF, YieldMax GDX Option Income Strategy ETF, YieldMax XBI Option Income Strategy ETF, and YieldMax TLT Option Income Strategy ETF, and Senior Secured Credit Opportunities ETF) previously filed with Post-Effective Amendment No. 15 on Form N-1A on October 13, 2022 and is incorporated herein by reference.
(2) Second Amendment to the Custodian Agreement (adding The Meet Kevin Pricing Power ETF, The Meet Kevin Select ETF, The Meet Kevin Moderate ETF) previously filed with Post-Effective Amendment No. 28 on Form N-1A on November 14, 2022 and is incorporated herein by reference.
(3) Form of Third Amendment to the Custodian Agreement (adding REX Short MSTR ETF, REX Short COIN ETF, REX Short GME ETF, REX Short AMC ETF, REX Short PTON ETF, REX Short TLRY ETF, REX Short NKLA ETF, REX Short HOOD ETF, REX Short BYND ETF, and REX Short PENN ETF and Nicholas Fixed Income Alternative ETF) previously filed with Post-Effective Amendment No. 34 on Form N-1A on November 22, 2022 and is incorporated herein by reference.
(4) Fourth Amendment to the Custodian Agreement (adding Pinnacle Focused Opportunities ETF and Rex 2X MSTR ETF, Rex 2X COIN ETF, Rex 2X GME ETF, Rex 2X AMC ETF, Rex 2X PTON ETF, Rex 2X TLRY ETF, Rex 2X NKLA ETF, Rex 2X HOOD ETF, Rex 2X BYND ETF, and Rex 2X PENN ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
(5) Fifth Amendment to the Custodian Agreement (adding Return Stacked Bonds & Managed Futures ETF and Return Stacked Global Stocks & Bonds ETF) previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(6) Sixth Amendment to the Custodian Agreement (adding DGA Absolute Return ETF) previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(7) Seventh Amendment to the Custodian Agreement (adding Tactical Advantage ETF) previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(9) Ninth Amendment to the Custodian Agreement (adding Roundhill Generative AI & Technology ETF) – to be filed by amendment.
(10) Tenth Amendment to the Custodian Agreement (adding CNIC ICE U.S. Carbon Neutral Power Index ETF) – to be filed by amendment.
	(ii)	Semi-Transparent ETF Custody Agreement between Tidal Trust II and U.S. Bank National Association – filed herewith.
(h)	(i)

Fund Administration Servicing Agreement between the Trust and Tidal ETF Services LLC, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.

(1) First Amendment to the Fund Administration Servicing Agreement (adding YieldMax AAPL Option Income Strategy ETF, YieldMax AMZN Option Income Strategy ETF, YieldMax BRK.B Option Income Strategy ETF, YieldMax COIN Option Income Strategy ETF, YieldMax META Option Income Strategy ETF, YieldMax GOOG Option Income Strategy ETF, YieldMax NFLX Option Income Strategy ETF, YieldMax NVDA Option Income Strategy ETF, YieldMax SQ Option Income Strategy ETF, YieldMax TSLA Option Income Strategy ETF, YieldMax ARKK Option Income Strategy ETF, YieldMax KWEB Option Income Strategy ETF, YieldMax GDX Option Income Strategy ETF, YieldMax XBI Option Income Strategy ETF, and YieldMax TLT Option Income Strategy ETF and Senior Secured Credit Opportunities ETF) previously filed with Post-Effective Amendment No. 15 on Form N-1A on October 13, 2022 and is incorporated herein by reference.

(2) Second Amendment to the Fund Administration Servicing Agreement (adding The Meet Kevin Pricing Power ETF, The Meet Kevin Select ETF, The Meet Kevin Moderate ETF) Second Amendment to the Fund Administration Servicing Agreement (adding The Meet Kevin Pricing Power ETF, The Meet Kevin Select ETF, The Meet Kevin Moderate ETF) previously filed with Post-Effective Amendment No. 28 on Form N-1A on November 14, 2022 and is incorporated herein by reference. previously filed with Post-Effective Amendment No. 28 on Form N-1A on November 14, 2022 and is incorporated herein by reference.

(3) Third Amendment to the Fund Administration Servicing Agreement (adding REX Short MSTR ETF, REX Short COIN ETF, REX Short GME ETF, REX Short AMC ETF, REX Short PTON ETF, REX Short TLRY ETF, REX Short NKLA ETF, REX Short HOOD ETF, REX Short BYND ETF, REX Short PENN ETF, and Nicholas Fixed Income Alternative ETF) previously filed with Post-Effective Amendment No. 34 on Form N-1A on November 22, 2022 and is incorporated herein by reference.
(4) Fourth Amendment to the Fund Administration Servicing Agreement (adding Pinnacle Focused Opportunities ETF, Veridien Climate Action ETF, and Rex 2X MSTR ETF, Rex 2X COIN ETF, Rex 2X GME ETF, Rex 2X AMC ETF, Rex 2X PTON ETF, Rex 2X TLRY ETF, Rex 2X NKLA ETF, Rex 2X HOOD ETF, Rex 2X BYND ETF, and Rex 2X PENN ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
(5) Fifth Amendment to the Fund Administration Servicing Agreement (adding Return Stacked Bonds & Managed Futures ETF and Return Stacked Global Stocks & Bonds ETF) previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(6) Sixth Amendment to the Fund Administration Servicing Agreement (adding DGA Absolute Return ETF) previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(7) Seventh Amendment to the Fund Administration Servicing Agreement (adding Tactical Advantage ETF and Clouty Tune ETF) previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(8) Eighth Amendment to the Fund Administration Servicing Agreement (adding Roundhill Generative AI & Technology ETF) – to be filed by amendment.
(9) Ninth Amendment to the Fund Administration Servicing Agreement (adding CNIC ICE U.S. Carbon Neutral Power Index ETF) – to be filed by amendment.
(ii)

Fund Sub-Administration Servicing Agreement between Tidal ETF Services LLC on behalf of the Trust and U.S. Bancorp Fund Services, LLC, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.

(1) First Amendment to the Fund Sub-Administration Servicing Agreement (adding YieldMax AAPL Option Income Strategy ETF, YieldMax AMZN Option Income Strategy ETF, YieldMax BRK.B Option Income Strategy ETF, YieldMax COIN Option Income Strategy ETF, YieldMax META Option Income Strategy ETF, YieldMax GOOG Option Income Strategy ETF, YieldMax NFLX Option Income Strategy ETF, YieldMax NVDA Option Income Strategy ETF, YieldMax SQ Option Income Strategy ETF, YieldMax TSLA Option Income Strategy ETF YieldMax ARKK Option Income Strategy ETF, YieldMax KWEB Option Income Strategy ETF, YieldMax GDX Option Income Strategy ETF, YieldMax XBI Option Income Strategy ETF, YieldMax TLT Option Income Strategy ETF, and adding Senior Secured Credit Opportunities ETF) previously filed with Post-Effective Amendment No. 15 on Form N-1A on October 13, 2022 and is incorporated herein by reference.

(2) Second Amendment to the Fund Sub-Administration Servicing Agreement (adding The Meet Kevin Pricing Power ETF, The Meet Kevin Select ETF, The Meet Kevin Moderate ETF) previously filed with Post-Effective Amendment No. 28 on Form N-1A on November 14, 2022 and is incorporated herein by reference.
(3) Form of Third Amendment to the Fund Sub-Administration Servicing Agreement (adding REX Short MSTR ETF, REX Short COIN ETF, REX Short GME ETF, REX Short AMC ETF, REX Short PTON ETF, REX Short TLRY ETF, REX Short NKLA ETF, REX Short HOOD ETF, REX Short BYND ETF, REX Short PENN ETF, and Nicholas Fixed Income Alternative ETF) previously filed with Post-Effective Amendment No. 34 on Form N-1A on November 22, 2022 and is incorporated herein by reference.
(4) Fourth Amendment to the Fund Sub-Administration Servicing Agreement (adding Pinnacle Focused Opportunities ETF, and Rex 2X MSTR ETF, Rex 2X COIN ETF, Rex 2X GME ETF, Rex 2X AMC ETF, Rex 2X PTON ETF, Rex 2X TLRY ETF, Rex 2X NKLA ETF, Rex 2X HOOD ETF, Rex 2X BYND ETF, and Rex 2X PENN ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.

(5) Fifth Amendment to the Fund Sub-Administration Servicing Agreement (adding Return Stacked Bonds & Managed Futures ETF and Return Stacked Global Stocks & Bonds ETF) previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(6) Sixth Amendment to the Fund Sub-Administration Servicing Agreement (adding DGA Absolute Return ETF) previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(7) Seventh Amendment to the Fund Sub-Administration Servicing Agreement (adding Tactical Advantage ETF and Clouty Tune ETF) previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(8) Eighth Amendment to the Fund Sub-Administration Servicing Agreement (adding Roundhill Generative AI & Technology ETF) – to be filed by amendment.
(9) Ninth Amendment to the Fund Sub-Administration Servicing Agreement (adding CNIC ICE U.S. Carbon Neutral Power Index ETF) – to be filed by amendment.
(iii)	Semi-Transparent ETF Fund Sub-Administration Servicing Agreement – filed herewith.
(iv)

Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.

(1) First Amendment to the Fund Accounting Servicing Agreement (adding YieldMax AAPL Option Income Strategy ETF, YieldMax AMZN Option Income Strategy ETF, YieldMax BRK.B Option Income Strategy ETF, YieldMax COIN Option Income Strategy ETF, YieldMax META Option Income Strategy ETF, YieldMax GOOG Option Income Strategy ETF, YieldMax NFLX Option Income Strategy ETF, YieldMax NVDA Option Income Strategy ETF, YieldMax SQ Option Income Strategy ETF, YieldMax TSLA Option Income Strategy ETF, YieldMax ARKK Option Income Strategy ETF, YieldMax KWEB Option Income Strategy ETF, YieldMax GDX Option Income Strategy ETF, YieldMax XBI Option Income Strategy ETF, YieldMax TLT Option Income Strategy ETF, and Senior Secured Credit Opportunities ETF) - previously filed with Post-Effective Amendment No. 15 on Form N-1A on October 13, 2022 and is incorporated herein by reference.

(2) Second Amendment to the Fund Accounting Servicing Agreement (adding The Meet Kevin Pricing Power ETF, The Meet Kevin Select ETF, The Meet Kevin Moderate ETF) previously filed with Post-Effective Amendment No. 28 on Form N-1A on November 14, 2022 and is incorporated herein by reference.
(3) Form of Third Amendment to the Fund Accounting Servicing Agreement (adding REX Short MSTR ETF, REX Short COIN ETF, REX Short GME ETF, REX Short AMC ETF, REX Short PTON ETF, REX Short TLRY ETF, REX Short NKLA ETF, REX Short HOOD ETF, REX Short BYND ETF, REX Short PENN ETF, and Nicholas Fixed Income Alternative ETF) previously filed with Post-Effective Amendment No. 34 on Form N-1A on November 22, 2022 and is incorporated herein by reference.
(4) Fourth Amendment to the Fund Accounting Servicing Agreement (adding Pinnacle Focused Opportunities ETF, and Rex 2X MSTR ETF, Rex 2X COIN ETF, Rex 2X GME ETF, Rex 2X AMC ETF, Rex 2X PTON ETF, Rex 2X TLRY ETF, Rex 2X NKLA ETF, Rex 2X HOOD ETF, Rex 2X BYND ETF, and Rex 2X PENN ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
(5) Fifth Amendment to the Fund Accounting Servicing Agreement (adding Return Stacked Bonds & Managed Futures ETF and Return Stacked Global Stocks & Bonds ETF) previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(6) Sixth Amendment to the Fund Accounting Servicing Agreement (adding DGA Absolute Return ETF) previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(7) Seventh Amendment to the Fund Accounting Servicing Agreement (adding Tactical Advantage ETF) previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(8) Eighth Amendment to the Fund Accounting Servicing Agreement (adding Clouty Tune ETF) – to be filed by amendment.

(9) Ninth Amendment to the Fund Accounting Servicing Agreement (adding Roundhill Generative AI & Technology ETF) – to be filed by amendment.
(10) Tenth Amendment to the Fund Accounting Servicing Agreement (adding CNIC ICE U.S. Carbon Neutral Power Index ETF) – to be filed by amendment.
(v)	Semi-Transparent ETF Trust Fund Accounting Servicing Agreement – filed herewith.
(vi)

Transfer Agent Agreement between the Trust and U.S. Bancorp Fund Services, LLC, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.

(1) First Amendment to the Transfer Agent Agreement (adding YieldMax AAPL Option Income ETF, YieldMax AMZN Option Income Strategy ETF, YieldMax BRK.B Option Income Strategy ETF, YieldMax COIN Option Income Strategy ETF, YieldMax META Option Income Strategy ETF, YieldMax GOOG Option Income Strategy ETF, YieldMax NFLX Option Income Strategy ETF, YieldMax NVDA Option Income Strategy ETF, YieldMax SQ Option Income Strategy ETF, YieldMax TSLA Option Income Strategy ETF, YieldMax ARKK Option Income Strategy ETF, YieldMax KWEB Option Income Strategy ETF, YieldMax GDX Option Income Strategy ETF, YieldMax XBI Option Income Strategy ETF, and YieldMax TLT Option Income Strategy ETF, and Senior Secured Credit Opportunities ETF) previously filed with Post-Effective Amendment No. 15 on Form N-1A on October 13, 2022 and is incorporated herein by reference.

(2) Second Amendment to the Transfer Agent Agreement (adding The Meet Kevin Pricing Power ETF, The Meet Kevin Select ETF, The Meet Kevin Moderate ETF) previously filed with Post-Effective Amendment No. 28 on Form N-1A on November 14, 2022 and is incorporated herein by reference.
(3) Form of Third Amendment to the Transfer Agent Agreement (adding REX Short MSTR ETF, REX Short COIN ETF, REX Short GME ETF, REX Short AMC ETF, REX Short PTON ETF, REX Short TLRY ETF, REX Short NKLA ETF, REX Short HOOD ETF, REX Short BYND ETF, REX Short PENN ETF, and Nicholas Fixed Income Alternative ETF) previously filed with Post-Effective Amendment No. 34 on Form N-1A on November 22, 2022 and is incorporated herein by reference.
(4) Fourth Amendment to the Transfer Agent Agreement (adding Pinnacle Focused Opportunities ETF, and Rex 2X MSTR ETF, Rex 2X COIN ETF, Rex 2X GME ETF, Rex 2X AMC ETF, Rex 2X PTON ETF, Rex 2X TLRY ETF, Rex 2X NKLA ETF, Rex 2X HOOD ETF, Rex 2X BYND ETF, and Rex 2X PENN ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
(5) Fifth Amendment to the Transfer Agent Agreement (adding Return Stacked Bonds & Managed Futures ETF and Return Stacked Global Stocks & Bonds ETF) previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(6) Sixth Amendment to the Transfer Agent Agreement (adding DGA Absolute Return ETF) previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(7) Seventh Amendment to the Transfer Agent Agreement (adding Tactical Advantage ETF) previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(8) Eighth Amendment to the Transfer Agent Agreement (adding Roundhill Generative AI & Technology ETF) – to be filed by amendment.
(9) Ninth Amendment to the Transfer Agent Agreement (adding CNIC ICE U.S. Carbon Neutral Power Index ETF) – to be filed by amendment.
(vii)	Semi-Transparent ETF Transfer Agent Servicing Agreement – filed herewith.
(viii)	Fee Waiver Agreement between the Trust (on behalf of the Return Stacked Global Stocks & Bonds ETF) previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(ix)	Powers of Attorney, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
(x)	Futures Trading Advisory Agreement between Toroso Investments, LLC and ReSolve Asset Management SEZC (Cayman) (for the Return Stacked Bonds & Managed Futures ETF) previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(xi)	Form of ETF Support Agreement by and among Toroso Investments, LLC, Tidal ETF Services, LLC, and one or more fund sponsor(s) previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.

	(xii)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of each series of the Trust) and various Aberdeen trusts (on behalf of each series) previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
	(xiii)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust and various BlackRock and iShares trusts (on behalf of each series) previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
	(xiv)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and Direxion Shares ETF Trust (on behalf of certain series of the Trust) previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
	(xv)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and Fidelity Merrimack Street Trust, Fidelity Covington Trust, Fidelity Commonwealth Trust (on behalf of certain series of the Trust) previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
	(xvi)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of each series of the Trust) and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
	(xvii)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and PIMCO ETF Trust and PIMCO Equity Series (on behalf of certain series of the Trust) previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
	(xviii)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and ProShares Trust previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
	(xix)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and The Select Sector SPDR Trust previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
	(xx)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and SPDR Series Trust, SPDR Index Shares Funds, and SSGA Active Trust previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
	(xxi)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of each series of the Trust) and VanEck ETF (on behalf of certain series) previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
	(xxii)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and Vanguard Funds (on behalf of certain series) previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(i)	(i)	Opinion and Consent of Counsel (for the Carbon Collective Climate Solutions U.S. Equity ETF), previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
	(ii)	Opinion and Consent of Counsel (for the YieldMax AAPL Option Income Strategy ETF, YieldMax AMZN Option Income Strategy ETF, YieldMax BRK.B Option Income Strategy ETF, YieldMax COIN Option Income Strategy ETF, YieldMax META Option Income Strategy ETF, YieldMax GOOG Option Income Strategy ETF, YieldMax NFLX Option Income Strategy ETF, YieldMax NVDA Option Income Strategy ETF, YieldMax SQ Option Income Strategy ETF, and YieldMax TSLA Option Income Strategy ETF) previously filed with Post-Effective Amendment No. 32 on Form N-1A on November 21, 2022 and is incorporated herein by reference.
	(iii)	Opinion and Consent of Counsel (for the YieldMax ARKK Option Income Strategy ETF, YieldMax KWEB Option Income Strategy ETF, YieldMax GDX Option Income Strategy ETF, YieldMax XBI Option Income Strategy ETF, and YieldMax TLT Option Income Strategy ETF) previously filed with Post-Effective Amendment No. 33 on Form N-1A on November 21, 2022 and is incorporated herein by reference.

	(iv)	Opinion and Consent of Counsel (for the Senior Secured Credit Opportunities ETF) previously filed with Post-Effective Amendment No. 15 on Form N-1A on October 13, 2022 and is incorporated herein by reference.
	(v)	Opinion and Consent of Counsel (for The Meet Kevin Pricing Power ETF, The Meet Kevin Select ETF, The Meet Kevin Moderate ETF) previously filed with Post-Effective Amendment No. 28 on Form N-1A on November 14, 2022 and is incorporated herein by reference.
	(vi)	Opinion and Consent of Counsel (for the REX Short MSTR ETF, REX Short COIN ETF, REX Short GME ETF, REX Short AMC ETF, REX Short PTON ETF, REX Short TLRY ETF, REX Short NKLA ETF, REX Short HOOD ETF, REX Short BYND ETF, and REX Short PENN ETF) to be filed by amendment.
	(vii)	Opinion and Consent of Counsel (for the Nicholas Fixed Income Alternative ETF) previously filed with Post-Effective Amendment No. 34 on Form N-1A on November 22, 2022 and is incorporated herein by reference.
	(viii)	Opinion and Consent of Counsel (for the Rex 2X MSTR ETF, Rex 2X COIN ETF, Rex 2X GME ETF, Rex 2X AMC ETF, Rex 2X PTON ETF, Rex 2X TLRY ETF, Rex 2X NKLA ETF, Rex 2X HOOD ETF, Rex 2X BYND ETF, and Rex 2X PENN ETF) to be filed by amendment.
	(ix)	Opinion and Consent of Counsel (for the Pinnacle Focused Opportunities ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
	(x)	Opinion and Consent of Counsel (for the Tactical Advantage ETF) previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
	(xi)	Opinion and Consent of Counsel (for the Return Stacked Bonds & Managed Futures ETF and Return Stacked Global Stocks & Bonds ETF) previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
	(xi)	Opinion and Consent of Counsel (for the DGA Absolute Return ETF) – to be filed by amendment.
	(xii)	Opinion and Consent of Counsel (for the Veridien Climate Action ETF) – filed herewith.
	(xiii)	Opinion and Consent of Counsel (for the Clouty Tune ETF) – to be filed by amendment.
	(xiv)	Opinion and Consent of Counsel (for the Roundhill Generative AI & Technology ETF) – to be filed by amendment.
	(xv)	Opinion and Consent of Counsel (for the CNIC ICE U.S. Carbon Neutral Power Index ETF) – to be filed by amendment.
(j)		Reserved.
(k)		Not applicable.
(l)	(i)	Subscription Agreement, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
	(ii)	Letter of Representations between the Trust and Depository Trust Company to be filed by subsequent amendment.
(m)		Amended Rule 12b-1 Plan -- previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(n)		Not applicable.
(o)		Reserved.
(p)	(i)	Code of Ethics for Tidal Trust II, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
	(ii)	Code of Ethics for Toroso Investments, LLC, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
	(iii)	Code of Ethics Carbon Collective Investing, LLC, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
	(iv)	Code of Ethics for Distributor not applicable per Rule 17j-1(c)(3).
	(v)	Code of Ethics for Platos Philosophy LLC previously filed with Post-Effective Amendment No. 28 on Form N-1A on November 14, 2022 and is incorporated herein by reference.
	(vi)	Code of Ethics for ZEGA Financial, LLC previously filed with Post-Effective Amendment No. 32 on Form N-1A on November 21, 2022 and is incorporated herein by reference
	(vii)	Code of Ethics for BluePath Capital Management, LLC previously filed with Post-Effective Amendment No. 34 on Form N-1A on November 22, 2022 and is incorporated herein by reference.
	(viii)	Code of Ethics for Pinnacle Family Advisors, LLC, previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
	(ix)	Code of Ethics for Veridien Global Investors LLC – filed herewith.
	(x)	Code of Ethics for Family Dynasty Advisors LLC previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.

(xi)	Code of Ethics for Newfound Research LLC previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(xii)	Code of Ethics for ReSolve Asset Management SEZC (Cayman) previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(xiii)	Code of Ethics for Montrose Estate Capital Management, LLC d/b/a Days Global Advisors – to be filed by amendment.

Item 29.  Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.  Indemnification

Reference is made to Article VII of the Registrants Second Amendment and Restated Declaration of Trust. The general effect of this provision is to indemnify the Trustees, officers, employees and other agents of the Trust who are parties pursuant to any proceeding by reason of their actions performed in their scope of service on behalf of the Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the Securities Act), the Registrant furnishes the following undertaking: Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of Investment Adviser

This Item incorporates by reference each investment advisers Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC, as listed below. Each Form ADV may be obtained, free of charge, at the SECs website at www.adviserinfo.sec.gov. Additional information as to any other business, profession, vocation or employment of a substantial nature engaged in by each officer and director of the below-listed investment advisers is included in the Trusts Statement of Additional Information.

Investment Adviser	SEC File No.
Toroso Investments, LLC	801-76857
Carbon Collective Investing, LLC	801-119296
Platos Philosophy LLC	801-126714
ZEGA Financial, LLC	801-78723
BluePath Capital Management, LLC	801-122063
Pinnacle Family Advisors, LLC	801-78013
Newfound Research LLC	801-73042
Montrose Estate Capital Management, LLC	801-127176
Family Dynasty Advisors LLC	801-127497
Roundhill Financial Inc.	801-114971
Veridien Global Investors, LLC	801-127602

Item 32.  Principal Underwriter

(a)	Foreside Fund Services, LLC serves as principal underwriter for the Registrant and the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AB Active ETFs, Inc.

2.	ABS Long/Short Strategies Fund
3.	Absolute Shares Trust
4.	Adapti1. AB Active ETFs, Inc. 2. ABS Long/Short Strategies Fund 3. Absolute Shares Trust 4. Adaptive Core ETF, Series of Collaborative Investment Series Trust
5.	AdvisorShares Trust
6.	AFA Multi-Manager Credit Fund
7.	AGF Investments Trust
8.	AIM ETF Products Trust
9.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
10.	Alpha Intelligent Large Cap Growth ETF, Series of Listed Funds Trust
11.	Alpha Intelligent Large Cap Value ETF, Series of Listed Funds Trust
12.	AlphaCentric Prime Meridian Income Fund
13.	American Century ETF Trust
14.	Amplify ETF Trust
15.	Applied Finance Core Fund, Series of World Funds Trust
16.	Applied Finance Explorer Fund, Series of World Funds Trust
17.	Applied Finance Select Fund, Series of World Funds Trust
18.	ARK ETF Trust
19.	ASYMmetric ETFs Trust
20.	Bluestone Community Development Fund
21.	BondBloxx ETF Trust
22.	Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust
23.	Bridgeway Funds, Inc.
24.	Brinker Capital Destinations Trust
25.	Brookfield Real Assets Income Fund Inc.
26.	Build Funds Trust
27.	Calamos Convertible and High Income Fund
28.	Calamos Convertible Opportunities and Income Fund
29.	Calamos Dynamic Convertible and Income Fund
30.	Calamos Global Dynamic Income Fund
31.	Calamos Global Total Return Fund
32.	Calamos Strategic Total Return Fund
33.	Carlyle Tactical Private Credit Fund
34.	Cboe Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
35.	Cboe Vest S&P 500 Dividend Aristocrats Target Income Fund, Series of World Funds Trust
36.	Cboe Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
37.	Cboe Vest US Large Cap 10% Buffer VI Fund, Series of World Funds Trust
38.	Cboe Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
39.	Cboe Vest US Large Cap 20% Buffer VI Fund, Series of World Funds Trust
40.	Center Coast Brookfield MLP & Energy Infrastructure Fund
41.	Changebridge Capital Long/Short ETF, Series of Listed Funds Trust
42.	Changebridge Capital Sustainable Equity ETF, Series of Listed Funds Trust
43.	Clifford Capital Focused Small Cap Value Fund, Series of World Funds Trust
44.	Clifford Capital International Value Fund, Series of World Funds Trust
45.	Clifford Capital Partners Fund, Series of World Funds Trust
46.	Cliffwater Corporate Lending Fund
47.	Cliffwater Enhanced Lending Fund
48.	Cohen & Steers Infrastructure Fund, Inc.
49.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
50.	CornerCap Group of Funds
51.	CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
52.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
53.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
54.	Davis Fundamental ETF Trust

55.	Defiance Daily Short Digitizing the Economy ETF, Series of ETF Series Solutions
57.	Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions
58.	Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions
59.	Defiance Next Gen H2 ETF, Series of ETF Series Solutions
60.	Defiance Quantum ETF, Series of ETF Series Solutions
61.	Direxion Shares ETF Trust
62.	Dividend Performers ETF, Series of Listed Funds Trust
63.	Dodge & Cox Funds
64.	DoubleLine ETF Trust
65.	DoubleLine Opportunistic Credit Fund
66.	DoubleLine Yield Opportunities Fund
67.	Eaton Vance NextShares Trust
68.	Eaton Vance NextShares Trust II
69.	EIP Investment Trust
70.	Ellington Income Opportunities Fund
71.	Esoterica Thematic ETF Trust
72.	ETF Opportunities Trust
73.	Evanston Alternative Opportunities Fund
74.	Exchange Listed Funds Trust
75.	Fiera Capital Series Trust
76.	FlexShares Trust
77.	FOMO ETF, Series of Collaborative Investment Series Trust
78.	Forum Funds
79.	Forum Funds II
80.	Goose Hollow Tactical Allocation ETF, Series of Collaborative Investment Series Trust
81.	Grayscale Future of Finance ETF, Series of ETF Series Solutions
82.	Grizzle Growth ETF, Series of Listed Funds Trust
83.	Guinness Atkinson Funds
84.	Harbor ETF Trust
85.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
86.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
87.	IDX Funds
88.	Innovator ETFs Trust
89.	Ironwood Institutional Multi-Strategy Fund LLC
90.	Ironwood Multi-Strategy Fund LLC
91.	John Hancock Exchange-Traded Fund Trust
92.	Kelly Strategic ETF Trust
93.	LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
94.	LifeGoal Conservative Wealth Builder ETF, Series of Northern Lights Fund Trust II
95.	LifeGoal Home Down Payment ETF, Series of Northern Lights Fund Trust II
96.	LifeGoal Wealth Builder ETF, Series of Northern Lights Fund Trust II
97.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers
98.	Mairs & Power Growth Fund, Series of Trust for Professional Managers
99.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers

100.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
101.	Manor Investment Funds
102.	Merk Stagflation ETF, Series of Listed Funds Trust
103.	Milliman Variable Insurance Trust
104.	Mindful Conservative ETF, Series of Collaborative Investment Series Trust
105.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
106.	Mohr Growth ETF, Series of Collaborative Investment Series Trust
107.	Morgan Creek - Exos Active SPAC Arbitrage ETF, Series of Listed Funds Trust
108.	Morningstar Funds Trust
109.	OTG Latin American Fund, Series of World Funds Trust

110.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
111.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
115.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
116.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
117.	Palmer Square Opportunistic Income Fund
118.	Partners Group Private Income Opportunities, LLC
119.	PENN Capital Funds Trust
120.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
121.	Perkins Discovery Fund, Series of World Funds Trust
122.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
123.	Plan Investment Fund, Inc.
124.	PMC Funds, Series of Trust for Professional Managers
125.	Point Bridge America First ETF, Series of ETF Series Solutions
126.	Preferred-Plus ETF, Series of Listed Funds Trust
127.	Putnam ETF Trust
128.	Quaker Investment Trust
129.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
130.	Rareview Inflation/Deflation ETF, Series of Collaborative Investment Series Trust
131.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
132.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
133.	Renaissance Capital Greenwich Funds
134.	Revere Sector Opportunity ETF, Series of Collaborative Investment Series Trust
135.	Reynolds Funds, Inc.
136.	RiverNorth Enhanced Pre-Merger SPAC ETF, Series of Listed Funds Trust
137.	RiverNorth Patriot ETF, Series of Listed Funds Trust (f/k/a RiverNorth Volition America Patriot ETF)
138.	RMB Investors Trust
139.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
140.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
141.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
142.	Roundhill BITKRAFT Esports & Digital Entertainment ETF, Series of Listed Funds Trust
143.	Roundhill Cannabis ETF, Series of Listed Funds Trust
144.	Roundhill IO Digital Infrastructure ETF, Series of Listed Funds Trust
145.	Roundhill MEME ETF, Series of Listed Funds Trust
146.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
147.	Rule One Fund, Series of World Funds Trust
148.	Salient MF Trust
149.	Securian AM Balanced Stabilization Fund, Series of Investment Managers Series Trust
150.	Securian AM Equity Stabilization Fund, Series of Investment Managers Series Trust
151.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
152.	SHP ETF Trust
153.	Six Circles Trust
154.	Sound Shore Fund, Inc.
155.	Sparrow Funds
156.	Spear Alpha ETF, Series of Listed Funds Trust
157.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
158.	STF Tactical Growth ETF, Series of Listed Funds Trust
159.	Strategy Shares
160.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
161.	Syntax ETF Trust
162.	Teucrium Agricultural Strategy No K-1 ETF, Series of Listed Funds Trust

163.	The B.A.D. ETF, Series of Listed Funds Trust
164.	The Community Development Fund
165.	The De-SPAC ETF, Series of Collaborative Investment Series Trust
166.	The Finite Solar Finance Fund

169.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
170.	Third Avenue Trust
171.	Third Avenue Variable Series Trust
172.	Tidal ETF Trust
173.	Tidal Trust II
174.	TIFF Investment Program
175.	Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
176.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
177.	Timothy Plan International ETF, Series of The Timothy Plan
178.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
179.	Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
180.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
181.	Total Fund Solution
182.	Touchstone ETF Trust
183.	TrueShares ESG Active Opportunities ETF, Series of Listed Funds Trust
184.	TrueShares Low Volatility Equity Income ETF, Series of Listed Funds Trust
185.	TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
186.	TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
187.	TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
188.	TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
189.	TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
190.	TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
191.	TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
192.	TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
193.	TrueShares Structured Outcome (May) ETF, Listed Funds Trust
194.	TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
195.	TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
196.	TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
197.	TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust
198.	Tuttle Capital Short Innovation ETF, Series of Collaborative Investment Series Trust
199.	U.S. Global Investors Funds
200.	Union Street Partners Value Fund, Series of World Funds Trust
201.	Variant Alternative Income Fund
202.	Variant Impact Fund
203.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
204.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
205.	VictoryShares Emerging Market High Div Volatility Wtd ETF, Series of Victory Portfolios II
206.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
207.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
208.	VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
209.	VictoryShares Protect America ETF, Series of Victory Portfolios II
210.	VictoryShares Top Veteran Employers ETF, Series of Victory Portfolios II
211.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
212.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
213.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
214.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
215.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
216.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
217.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
218.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
219.	VictoryShares USAA Core Intermediate-Term Bond ETF, Series of Victory Portfolios II
220.	VictoryShares USAA Core Short-Term Bond ETF, Series of Victory Portfolios II
221.	VictoryShares USAA MSCI Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
222.	VictoryShares USAA MSCI International Value Momentum ETF, Series of Victory Portfolios II
226.	West Loop Realty Fund, Series of Investment Managers Series Trust
227.	WisdomTree Trust

228.	WST Investment Trust
229.	XAI Octagon Floating Rate & Alternative Income Term Trust

(b)	The following are the Officers and Manager of the Distributor, the Registrants underwriter. The Distributors main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant

Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Susan L. LaFond	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Treasurer	Treasurer

(c)	Not applicable

Item 33.  Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrants Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Registrants Custodian	U.S. Bank, National Association 1555 N. Rivercenter Drive Milwaukee, WI 53212
Registrants Principal Underwriter	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101
Registrants Investment Adviser	Toroso Investments, LLC 898 North Broadway, Suite 2 Massapequa, NY 11758
Registrants Sub-Adviser	Carbon Collective Investing, LLC 1748 Shattuck Ave PMB 164 Berkeley, CA 94709
Registrants Sub-Adviser	ZEGA Financial, LLC 777 South Flagler Drive, Suite 800, West Tower West Palm Beach, Florida 33401
Registrants Sub-Adviser	Platos Philosophy LLC 8164 Platinum Street Ventura, California 93004
Registrants Sub-Adviser	BluePath Capital Management, LLC dba Nicholas Wealth Management 218 Roswell Street NE Marietta, Georgia 30060

Registrants Sub-Adviser	Pinnacle Family Advisors, LLC 620 W. Republic Road Suite 104 Springfield, Missouri 65807
Registrants Sub-Adviser	Veridien Global Investors LLC 320 Post Road Darien, Connecticut 06820
Registrants Sub-Adviser	Newfound Research LLC 380 Washington Street, 2nd Floor Wellesley Hills, MA 02481
Registrants Futures Trading Advisor	ReSolve Asset Management SEZC (Cayman) 90 North Church Street Strathvale House, 5th Floor Georgetown, Grand Cayman, Cayman Islands, KY1-9012
Registrants Sub-Adviser	Montrose Estate Capital Management, LLC d/b/a Days Global Advisors 6363 Woodway Dr., Suite # 763 Houston, TX 77057
Registrants Sub-Adviser	Family Dynasty Advisors LLC 4601 S. Loop 289 #7 Lubbock TX 79424

Item 34.  Management Services

Not applicable.

Item 35.  Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all requirements for effectiveness of this Post-Effective Amendment No. 74 to its Registration Statement on Form N-1A under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 74 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee, State of Wisconsin, on April 11, 2023.

Tidal Trust II

/s/ Eric W. Falkeis
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on April 11, 2023.

Signature	Title

/s/ Eric W. Falkeis	President, Principal Executive Officer, and Trustee
Eric W. Falkeis

/s/ Dave Norris*	Trustee
David Norris

/s/ Michelle McDonough*	Trustee
Michelle McDonough

/s/ Javier Marquina*	Trustee
Javier Marquina

/s/ Ally Mueller	Treasurer (principal financial officer and principal accounting officer)
Ally Mueller

*By:	/s/ Eric W. Falkeis
Eric Falkeis, Attorney in Fact
By Power of Attorney

Exhibit Index

Exhibit No.	Description
(d)(x)	Investment Advisory Agreement between the Trust (on behalf of the Veridien Climate Action ETF) and Toroso Investments, LLC
(d)(xxvi)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Veridien Global Investors LLC
(g)(ii)	Semi-Transparent ETF Custody Agreement between Tidal Trust II and U.S. Bank National Association
(h)(iii)	Semi-Transparent ETF Fund Sub-Administration Servicing Agreement
(h)(v)	Semi-Transparent ETF Trust Fund Accounting Servicing Agreement
(h)(vii)	Semi-Transparent ETF Transfer Servicing Agreement
(i)(xii)	Opinion and Consent of Counsel
(p)(ix)	Code of Ethics for Veridien Global Investors LLC